Exhibit 1.1

WELLTOWER INC.

$3,000,000,000

Shares of Common Stock

(par value $1.00 per share)

SECOND AMENDED AND RESTATED

EQUITY DISTRIBUTION AGREEMENT

April 4, 2022

To the Forward Purchasers, Forward Sellers and Sales Agents listed on Annex I

Ladies and Gentlemen:

This Second Amended and Restated Equity Distribution Agreement (this “Agreement”), dated April 4, 2022, is by and among Welltower Inc., a Delaware corporation (the “Company”), and Welltower OP Inc., a Delaware corporation, on the one hand, and Bank of America, N.A., Bank of Montreal, The Bank of New York Mellon, Barclays Bank PLC, BNP Paribas, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, and Wells Fargo Bank, National Association, each in its capacity as purchaser under any Forward Contract (as defined herein) (each, a “Forward Purchaser” and collectively, the “Forward Purchasers”), and Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BOK Financial Securities, Inc., Barclays Capital Inc., Capital One Securities, Inc., Citigroup Global Markets Inc., Comerica Securities, Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Jefferies LLC, JMP Securities LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Loop Capital Markets LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Synovus Securities, Inc., TD Securities (USA) LLC, Truist Securities, Inc., and Wells Fargo Securities, LLC, each in its capacity as agent for the Company in connection with the offer and sale of any Issuance Shares (as defined herein) hereunder (each, a “Sales Agent” and collectively, the “Sales Agents”) and (except in the case of Robert W. Baird & Co. Incorporated, BOK Financial Securities, Inc., Capital One Securities, Inc., Comerica Securities, Inc., Fifth Third Securities, Inc., JMP Securities LLC, Loop Capital Markets LLC, Regions Securities LLC, SMBC Nikko Securities America, Inc. and Synovus Securities, Inc.) each in its capacity as agent for the related Forward Purchaser in connection with the offer and sale of any Forward Hedge Shares (as defined herein) hereunder (each, a “Forward Seller” and collectively, the “Forward Sellers”).

This Agreement amends and restates in its entirety the Amended and Restated Equity Distribution Agreement, dated July 30, 2021, by and among Old Welltower (as defined herein) and the forward purchasers, forward sellers and sales agents named therein (the “July 2021 Agreement”).

SECTION 1. Description of Securities

(a) Each of the Company and the Operating Company (as defined herein) agrees that shares of common stock, par value $1.00 per share, of the Company (the “Common Stock”)with an aggregate Sales Price (as defined herein) of up to $3,000,000,000 (the “Maximum Amount”) may be offered and sold in the manner contemplated by this Agreement and upon the terms and subject to the conditions contained herein. For the avoidance of doubt, sales of Common Stock pursuant to the July 2021 Agreement shall not be counted against the Maximum Amount, so that Common Stock with an aggregate Sales Price of up to $3,000,000,000 may be sold from the date hereof pursuant to this Agreement.

(b) Each Sales Agent has been appointed by the Company as its agent to sell the Issuance Shares and agrees to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Shares offered by the Company upon the terms and subject to the conditions contained herein.

(c) Each Forward Seller has been appointed by the Company and the related Forward Purchaser as its agent to sell the Forward Hedge Shares and agrees with the Company and such Forward Purchaser to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Forward Hedge Shares to be borrowed by such Forward Purchaser (or its affiliate) upon the terms and subject to the conditions contained herein and in the related Master Forward Confirmation (as defined herein) . For the avoidance of doubt, unless the context requires otherwise, references herein to the “relevant, ”“applicable” or “related” Forward Purchaser mean, with respect to any Forward Seller the affiliate of such Forward Seller that is acting as a Forward Purchaser or, if applicable, such Forward Seller acting as a Forward Purchaser.

(d) The Shares shall have an aggregate Sales Price of up to the Maximum Amount.

For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

“Actual Sold Forward Amount” means, for any Forward Hedge Selling Period for any Forward, the specified, fixed number of Forward Hedge Shares instructed to be sold by the applicable Forward Seller during such Forward Hedge Selling Period in connection with establishing its commercially reasonable hedge position in a commercially reasonable manner; provided, however, that if (x) such Forward Seller, in its commercially reasonable judgment, is unable, after using commercially reasonable efforts, to borrow and deliver for sale the full number of Forward Hedge Shares to be borrowed and sold pursuant to this Agreement for a Forward Hedge Selling Period, or (y) in Forward Seller’s commercially reasonable judgment, it would incur a stock loan cost of more than a rate equal to the Maximum Stock Loan Rate for such Transaction (as such terms are defined in the related Master Forward Confirmation) with respect to all or any portion of such full number of Shares, the relevant Actual Sold Forward Amount shall be reduced to the number of Shares such Forward Seller is so able to borrow in connection with establishing its commercially reasonable hedge position of such Transaction at a cost of not more than a rate equal to the Maximum Stock Loan Rate for such Transaction.

“Actual Sold Issuance Amount” means, for any Issuance Selling Period for any Issuance, the number of Issuance Shares that a Sales Agent has sold during such Issuance Selling Period.

“Affiliate” of a person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first-mentioned person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“Basic Prospectus” has the meaning set forth in Section 2(a).

“Capped Number” with respect to any Forward Contract has the meaning set forth in such Forward Contract.

“Certificate Date” has the meaning set forth in Section 6(e).

“Claim” has the meaning set forth in Section 18.

“Closing” has the meaning set forth in Section 3(b).

“Closing Date” means the date on which the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Commitment Period” means the period commencing on the date of this Agreement and expiring on the earlier to occur of (x) the date on which the Sales Agents and the Forward Sellers in the aggregate shall have sold the Maximum Amount pursuant to this Agreement or (y) the date this Agreement is terminated pursuant to Section 9.

“Common Stock” has the meaning set forth in Section 1(a).

The “Company” has the meaning set forth in the introductory paragraph.

“Company Counsel” has the meaning set forth in set forth in Section 3(b)(iii).

“Confirmation Shares” means any shares of Common Stock to be issued, sold and/or delivered by the Company to a Forward Purchaser in settlement of all or any portion of the Company’s obligations under any Forward Contract.

“Conversion” means the conversion of Welltower OP Inc., a Delaware corporation, into Welltower OP LLC, a Delaware limited liability company, upon the satisfaction of all conditions precedent to such conversion, including (1) approval thereof by holders of the Common Stock in connection with the removal of the pass-through vote provision in the certificate of incorporation of the Operating Company and (2) compliance with the applicable provisions of the DGCL and the DLLCA relating to conversions of corporations to limited liability companies such that all assets of Welltower OP Inc. “remain vested” in, and all liabilities of Welltower OP Inc. (including all obligations in or pursuant to this Agreement) “remain attached” to Welltower OP LLC within the meaning of DGCL § 266(h) and DLLCA § 18-214(f).

“DGCL” means the Delaware General Corporations Law.

“DLLCA” means the Delaware Limited Liability Company Act.

“DWAC” has the meaning set forth in Section 3(d)(i).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder collectively.

“FCPA” has the meaning set forth in Section 2(ll).

“FINRA” has the meaning set forth in Section 2(w).

“Floor Price” means the minimum price per share set by the Company in the Transaction Notice below which a Sales Agent (in the case of an Issuance) or a Forward Seller (in the case of a Forward) shall not sell Issuance Shares or Forward Hedge Shares, as the case may be, during the relevant Selling Period, which may be adjusted by the Company at any time during the Selling Period and which in no event shall be less than $1.00.

“Forward” means the transaction resulting from each occasion on which the Company elects to exercise its right to deliver a Transaction Notice specifying that it relates to a “Forward” and requiring a Forward Seller to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Forward Hedge Shares as specified in such Transaction Notice, subject to the terms and conditions of this Agreement.

“Forward Contract” means, for each Forward, the contract evidencing such Forward between the Company and the relevant Forward Purchaser, which shall be comprised of the relevant Master Forward Confirmation and the related Supplemental Confirmation.

“Forward Date” means any Trading Day during the Commitment Period that a Transaction Notice specifying that it relates to a “Forward” is deemed delivered pursuant to Section 3(c)(2).

“Forward Hedge Amount” means the aggregate Sales Price of the Forward Hedge Shares to be sold by a Forward Seller with respect to any Forward as specified in the Transaction Notice for such Forward, which may not exceed $100,000,000 without the prior written consent of the relevant Forward Seller, which consent may be withheld in the Forward Seller’s sole discretion.

“Forward Hedge Price” means, for any Forward Contract, the product of (x) an amount equal to one minus the Forward Hedge Selling Commission Rate for such Forward Contract; and (y) the “Volume-Weighted Hedge Price” for such Forward Contract.

“Forward Hedge Selling Commission” means, for any Forward Contract, the product of (x) the Forward Hedge Selling Commission Rate for such Forward Contract and (y) the Volume-Weighted Hedge Price for such Forward Contract.

“Forward Hedge Selling Commission Rate” means, for any Forward Contract, a rate mutually agreed to between the Company and a Forward Seller, as provided for in Schedule D.

“Forward Hedge Selling Period” means the period of consecutive Trading Days (as determined by the Company in the Company’s sole discretion and specified in the applicable Transaction Notice specifying that it relates to a “Forward”) following the Trading Day on which such Transaction Notice is delivered or deemed to be delivered pursuant to Section 3(c)(2); provided that if, prior to the scheduled end of any Forward Hedge Selling Period, (a) any event occurs that would permit the applicable Forward Purchaser to designate a “Scheduled Trading Day” as an “Early Valuation Date” (as each such term is defined in the related Master Forward Confirmation) under the applicable Master Forward Confirmation or (b) a Bankruptcy Termination Event (as such term is defined in the related Master Forward Confirmation) occurs, then the Forward Hedge Selling Period shall immediately terminate as of the first such occurrence.

“Forward Hedge Settlement Date” means the second Trading Day immediately following the sale of any Forward Hedge Shares pursuant to this Agreement.

“Forward Hedge Shares” means all Common Stock borrowed by a Forward Purchaser (or its affiliate) and offered and sold by a Forward Seller in connection with any Forward that has occurred or may occur in accordance with the terms and conditions of this Agreement and the relevant Master Forward Confirmation.

“Forward Purchaser” has the meaning set forth in the introductory paragraph.

“Forward Seller” has the meaning set forth in the introductory paragraph.

“Incorporated Documents” has the meaning set forth in Section 2(a).

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

“Issuance” means each occasion the Company elects to exercise its right to deliver a Transaction Notice that does not involve a Forward and that specifies that it relates to an “Issuance” and requires a Sales Agent to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Shares as specified in such Transaction Notice, subject to the terms and conditions of this Agreement.

“Issuance Amount” means the aggregate Sales Price of the Issuance Shares to be sold by a Sales Agent with respect to any Issuance as specified in the Transaction Notice for such Issuance, which may not exceed in the aggregate the lesser of the Maximum Amount and the aggregate dollar value of shares of Common Stock that may be offered and sold under the currently effective Registration Statement.

“Issuance Date” means any Trading Day during the Commitment Period that a Transaction Notice specifying that it relates to an “Issuance” is delivered or deemed delivered pursuant to Section 3(c)(2).

“Issuance Price” means the Sales Price less the Issuance Selling Commission.

“Issuance Selling Commission” means a mutually agreed rate, as provided for in Schedule B.

“Issuance Selling Period” means the period of one to 20 consecutive Trading Days (as determined by the Company in the Company’s sole discretion and specified in the applicable Transaction Notice specifying that it relates to an “Issuance”) following the Trading Day on which a Transaction Notice specifying that it relates to an “Issuance” is delivered or deemed to be delivered pursuant to Section 3(c)(2).

“Issuance Settlement Date” means, unless the Company and a Sales Agent shall otherwise agree, the second business day following each Trading Day during the applicable Issuance Selling Period, when the Company shall deliver to such Sales Agent the amount of Issuance Shares sold on such Trading Day and such Sales Agent shall deliver to the Company the Issuance Price received on such sales.

“Issuance Shares” means all shares of Common Stock issued or issuable pursuant to an Issuance that has occurred or may occur in accordance with the terms and conditions of this Agreement.

“LLC Agreement” has the meaning the meaning set forth in Section 2(j).

“LLC Interest” has the meaning the meaning set forth in Section 2(j).

“Master Forward Confirmation” means each master forward confirmation for issuer share forward sale transactions by and between the Company and a Forward Purchaser, substantially in the form attached hereto as Schedule C.

“Material Adverse Effect” has the meaning set forth in Section 2(e).

“Maximum Amount” has the meaning set forth in Section 1(a).

“Merger” the transaction effectuated pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated March 7, 2022, among Old Welltower, the Company (which, prior to the consummation of the Merger, was known as WELL Merger Holdco Inc. and was a wholly owned subsidiary of Old Welltower) and WELL Merger Holdco Sub Inc. (“Merger Sub”), a Delaware

corporation and wholly owned subsidiary of the Company. On April 1, 2022, pursuant to the Merger Agreement, (a) Merger Sub merged with and into Old Welltower in accordance with DGCL § 251(g), with Old Welltower continuing as the surviving corporation and a wholly owned subsidiary of the Company; (b) Old Welltower changed its name to “Welltower OP Inc.”; (c) and the Company changed its name to “Welltower Inc.”

“Money Laundering Laws” has the meaning set forth in Section 2(mm).

“New Forward Purchaser” has the meaning set forth in Section 21(b).

“NYSE” means the New York Stock Exchange.

“OFAC” has the meaning set forth in Section 2(nn).

“Old Welltower” means Welltower Inc., a Delaware corporation, prior to consummation of the Merger, and the Operating Company, following consummation of the Merger.

“Operating Company” means Welltower OP Inc., a Delaware corporation, prior to the consummation of the Conversion, if applicable, and thereafter means Welltower OP LLC, a Delaware limited liability company.

“PCAOB” has the meaning set forth in Section 2(z).

“Permitted Free Writing Prospectus” has the meaning set forth in Section 2(a).

“Previous Forward Purchaser” has the meaning set forth in Section 21(b).

“Proceeding” has the meaning set forth in Section 7(a).

“Prospectus” has the meaning set forth in Section 2(a).

“Prospectus Supplement” has the meaning set forth in Section 2(a).

“Registration Statement” has the meaning set forth in Section 2(a).

“Remaining Number of Shares” has the meaning set forth in Section 4(r).

“Renewal Deadline” has the meaning set forth in Section 4(h).

“Representation Date” has the meaning set forth in Section 4(r).

“Rules and Regulations” has the meaning set forth in Section 2(a).

“Sales Agent” has the meaning set forth in the introductory paragraph.

“Sales Price” means the actual sale execution price of each Forward Hedge Share or Issuance Share, as the case may be, sold by a Forward Seller or a Sales Agent on the NYSE hereunder in the case of ordinary brokers’ transactions at the market prices, in block transactions, or as otherwise agreed to among the relevant parties, or by means of any other existing trading market for the Common Stock or to or through a market marker other than on an exchange.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder collectively.

“Selling Period” means any Forward Hedge Selling Period or any Issuance Selling Period.

“Settlement Date” means, unless the Company, a Sales Agent, a Forward Purchaser and/or a Forward Seller, as applicable, shall otherwise agree, any Forward Hedge Settlement Date or any Issuance Settlement Date, as applicable.

“Shares” means Issuance Shares and Forward Hedge Shares, as applicable.

“Significant Subsidiary” has the meaning set forth in Section 2(f).

“Supplemental Confirmation” means the Supplemental Confirmation (as defined in the related Master Forward Confirmation), which together with the related Master Forward Confirmation constitute a Forward Contract.

“Suspension Period” has the meaning set forth in Section 4(r).

“Time of Sale” has the meaning set forth in Section 2(b).

“Trading Day” means any day which is a trading day on the NYSE, other than a day on which trading is scheduled to close prior to its regular weekday closing time.

“Transaction” means any Issuance or any Forward.

“Transaction Date” means any Issuance Date or any Forward Date.

“Transaction Notice” means a written notice to a Sales Agent or a Forward Seller delivered in accordance with this Agreement in the form attached hereto as Exhibit A.

SECTION 2. Representations and Warranties of the Company and the Operating Company. Each of the Company and the Operating Company, jointly and severally, represents and warrants to and agrees with each Sales Agent, each Forward Seller and each Forward Purchaser that:

(a) An “automatic shelf registration statement” (the “registration statement”) as defined in Rule 405 under the Securities Act on Form S-3 (File No. 333-264093) in respect of the Shares, including a form of prospectus, has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements under the Securities Act. The registration statement contains certain information concerning the offer and sale of the Common Stock, including the Shares, and contains additional information concerning the Company and its business; the Commission has not issued an order preventing or suspending the use of any Basic Prospectus (as defined herein), the Prospectus Supplement (as defined herein), the Prospectus (as defined herein) or any Permitted Free Writing Prospectus (as defined herein), or the effectiveness of the Registration Statement, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s and Operating Company’s knowledge, threatened by the Commission. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Sales Agents and the Forward Sellers, as well as any new registration statement, post-effective amendment or new automatic shelf registration statement as may have been filed pursuant to Sections 4(g) and (h) including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the registration statement at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Sales Agents and the Forward Sellers, and (3) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement, as well as any new prospectus as may be filed by the Company as part of a new registration statement filed pursuant to Section 4(g) or (h). Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date of this Agreement (or such earlier time as may be required under the Securities Act), in the form furnished by the Company to the Sales Agents and the Forward Sellers in connection with the offering of the Shares, as well as any new prospectus supplement or amendment thereto as may have been filed by the Company to supplement a new registration statement filed pursuant to Sections 4(g) or (h), in the form furnished by the Company to the Sales Agents and the Forward Sellers in connection with the offering of the Shares (as provided in Section 4(d)), and such other prospectus supplements or amendments thereto relating to the Shares as may have been filed with the Commission by the Company with the consent of such Sales Agents and such Forward Sellers. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. “Permitted Free Writing Prospectus,” as used herein, means the documents listed on Schedule A attached hereto. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus

Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

(b) The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at each deemed effective date with respect to the Sales Agents and the Forward Sellers pursuant to Rule 430(B)(f)(2) under the Securities Act, at each Settlement Date, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements under the Securities Act, and the Registration Statement did not and will not, at or during such periods, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the conditions to the use of Form S-3 in connection with the offer and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offer and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5)); the Basic Prospectus complied or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”), at each Settlement Date and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements under the Securities Act; at no time during the period that begins on the earlier of the date of the Basic Prospectus and the date the Basic Prospectus was filed with the Commission and ends on each Settlement Date did or will the Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will the Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, each Time of Sale, each Settlement Date, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements under the Securities Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Securities Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of each

Settlement Date and the end of the period during which a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares did or will the Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at each Settlement Date did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Operating Company makes any representation or warranty with respect to any statement contained in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Sales Agents or the Forward Sellers and furnished in writing by or on behalf of such Sales Agents or such Forward Sellers expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) (i) At the time of filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act and (iv) at the date hereof, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration form.

(d) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning under the Securities Act) or used any “prospectus” (within the meaning under the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Basic Prospectus, and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by the Sales Agents or Forward Sellers, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; none of the Company, the Sales Agents or the Forward Sellers are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Securities Act) related to the offering of the Shares contemplated hereby is solely the property of the Company.

(e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; prior to the consummation of the Conversion, if applicable, the Operating Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus, and the Permitted Free Writing Prospectuses, if any, and, upon consummation of the Conversion, if applicable, will be duly formed and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with company power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus, and the Permitted Free Writing Prospectuses, if any; each of the Company and the Operating Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would (a) have a materially adverse effect upon the business of the Company, the Operating Company and their subsidiaries considered as one enterprise, (b) result in the delisting of shares of Common Stock from the NYSE or (c) prevent or materially interfere with the consummation of the transactions contemplated by this Agreement (each of (a), (b) and (c) above, a “Material Adverse Effect”).

(f) Each subsidiary of the Company, other than the Operating Company, that is a significant subsidiary meeting the requirement of Rule 1-02 of Regulation S-X (each, a “Significant Subsidiary”) has been duly organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate, company or partnership power and authority, as applicable, to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Significant Subsidiary of the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would result in a Material Adverse Effect.

(g) The information contained in the line item “Common Stock” set forth in the consolidated balance sheet as of the Company’s then most recently completed quarter or fiscal year that is contained in the Company’s quarterly reports on Form 10-Q or the Company’s annual report on Form 10-K, as applicable, sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date, and there has been no material change in such information since the Company’s then most recently completed quarter or fiscal year; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Common Stock of the Company are duly listed on the NYSE; the Shares and the Confirmation Shares have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully-paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the Confirmation Shares or the issue and sale thereof.

(h) The shares of authorized capital stock of the Company, including the Shares and the Confirmation Shares, conform in all material respects with the statements concerning them in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(i) The Company has full corporate power and authority to enter into this Agreement and each Forward Contract. The Operating Company has, prior to the consummation of the Conversion, if applicable, full corporate power and authority and, upon consummation of the Conversion, if applicable, full limited liability company power to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Company. Each Master Forward Confirmation and each Supplemental Confirmation, at the time of execution and delivery thereof, will have been duly authorized, executed and delivered by the Company. This Agreement constitutes a valid and binding agreement of the Company and Operating Company and is enforceable against the same in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. Each Master Forward Confirmation and each Supplemental Confirmation, at the time of execution and delivery thereof, will constitute a valid and binding agreement of the Company and will be enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. Neither the Company nor the Operating Company has entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement.

(j) Prior to the consummation of the Conversion, if applicable, all of the issued shares of capital stock of the Operating Company have been duly and validly authorized and issued and are fully paid and non-assessable. The Conversion, if consummated, satisfies all conditions precedent therefor, including (1) the approval by holders of the Common Stock in connection with the removal of the pass-through vote provision in the certificate of incorporation of the Operating Company and (2) compliance with the applicable provisions of the DGCL and the DLLCA relating to conversions of corporations to limited liability companies such that all assets of Welltower OP Inc. “remain vested” in, and all liabilities of Welltower OP Inc. (including obligations in or pursuant to this Agreement) “remain attached” to, Welltower OP LLC within the meaning of DGCL § 266(h) and DLLCA § 18-214(f). Upon consummation of the Conversion, if applicable, the limited liability company agreement of the Operating Company (the “LLC Agreement”) will be in full force and effect and all of the outstanding limited liability company interests (“LLC Interests”) in the Operating Company will be duly and validly authorized and issued in accordance with the LLC Agreement. Except as set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock or LLC Interests, as the case may be, of or in the Operating Company are and will be owned by the Company directly or indirectly, free and clear of any security interests, claims, mortgages, pledges, liens, encumbrances or other restrictions of any kind. Except as set forth in the Registration Statement and the Prospectus, there are no outstanding options, warrants, or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange for, any shares of capital stock or LLC Interests or other securities of or in the Operating Company. The shares of capital stock or LLC Interests, as the case may be, of or in the Operating Company to be issued to the Company in connection with the Company’s issuance of any Issuance Shares and any Confirmation Shares, upon the contribution by the Company to the Operating Company of the proceeds from any such sale, will be duly authorized for issuance by the Operating Company to the Company, and at the time of their issuance will be validly issued. None of the shares of capital stock or LLC Interests, as the case may be, of or in the Operating Company have been or will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Company.

(k) Except as set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock of or partnership interests in, as applicable, the Significant Subsidiaries have been duly and validly authorized and issued and, in the case of corporate subsidiaries, fully paid and non-assessable, directly or indirectly, free and clear of any security interests, claims, mortgages, pledges, liens, incumbrances or other restrictions of any kind.

(l) The Merger Agreement (i) has been duly authorized, executed and delivered by the Company and (ii) is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The compliance by the Company with its obligations under the Merger Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties may be bound, or a violation of its charter or by-laws or any order, rule or regulation applicable to the Company or its subsidiaries or its properties of any court or of any regulatory body, administrative agency or other governmental body.

(m) To the knowledge of the Company, all of the representations and warranties made by the parties to the Merger Agreement are true and correct (without giving effect to any limitation as to “materiality” or similar limitation as set forth therein), except that any representations and warranties that expressly speak as of a particular date were true and correct (without giving effect to any limitation as to “materiality” or similar limitation as set forth therein) as of such particular date, and except in each case where the failure to be so true and correct would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(n) The Capped Number of shares of Common Stock deliverable to a Forward Purchaser pursuant to the related Forward Contract has been duly authorized and reserved for issuance and, when any such shares of Common Stock are issued and delivered by the Company to such Forward Purchaser against payment of any consideration required to be paid pursuant to the terms of the related Forward Contract, such shares of Common Stock will be validly issued, fully paid and non-assessable, and the issuance thereof is not subject to any preemptive or similar rights.

(o) The consolidated financial statements of the Company, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, present fairly in all material respects the consolidated financial position, cash flows and the results of operations of the Company and its subsidiaries at the indicated dates and for the indicated periods. Such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. To the Company’s and Operating Company’s knowledge, such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, present fairly in all material respects the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. The pro forma financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. The pro forma financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus, and the Permitted Free Writing Prospectuses, if any, comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Securities Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. All disclosures contained in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the Securities Act) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. Other than the financial statements, together with related notes and schedules, included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, no other historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, under the Securities Act or the Exchange Act.

(p) There is no action or proceeding pending or, to the knowledge of the Company or the Operating Company, threatened (a) against the Company, the Operating Company or their subsidiaries or (b) involving any property of the Company, the Operating Company or their subsidiaries before any court or administrative agency which, if determined adversely to the Company, the Operating Company or their subsidiaries, might reasonably be expected to result in any Material Adverse Effect, except as set forth in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(q) The Company, the Operating Company and their subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company or the Operating Company nor any of their subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses.

(r) The Company, the Operating Company, and their subsidiaries, have good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as owned by it), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement, the Basic

Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any) or which are not material in amount or which do not materially interfere with the use made or proposed to be made of the property. The leases, agreements to purchase and mortgages to which the Company, the Operating Company or any of their subsidiaries is a party, and the guaranties of third parties (a) are the legal, valid and binding obligations of the Company, the Operating Company or such subsidiaries, as the case may be, and, to the knowledge of the Company and the Operating Company, of all other parties thereto, and neither the Company nor the Operating Company knows of any default or defenses currently existing with respect thereto which might reasonably be expected to result in any Material Adverse Effect, and (b) conform to any descriptions thereof set forth in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. To the knowledge of the Company and the Operating Company, each mortgage which the Company, the Operating Company or any of their subsidiaries holds on the properties described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, constitutes a valid mortgage lien for the benefit of the Company, the Operating Company or such subsidiary, as the case may be, on such property.

(s) Each of the Company and the Operating Company has filed all federal, state and foreign tax returns which have been required to be filed or has requested extensions thereof, except in any case in which the failure to file would not have a Material Adverse Effect, and has paid all taxes indicated by said returns to the extent that such taxes have become due and are not being contested in good faith (and for which reserves required by GAAP have been created in the consolidated financial statements of the Company), except in any case in which the failure to pay would not have a Material Adverse Effect. All tax liabilities have been adequately provided for in the consolidated financial statements of the Company in accordance with GAAP and each of the Company and the Operating Company do not have any notice or knowledge of any tax liability which could reasonably be expected to be determined adversely to the Company or the Operating Company and which could reasonably be expected to have a Material Adverse Effect.

(t) Since the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or the earnings, capital stock (except to the extent of any increase in the number of issued and outstanding shares of Common Stock due to option exercises, issuances under the Company’s Sixth Amended and Restated Dividend Reinvestment and Stock Purchase Plan and conversions of preferred stock), business affairs, management, or business prospects of the Company and the Operating Company, whether or not occurring in the ordinary course of business, and neither the Company nor the Operating Company has incurred any material liabilities or obligations and there has not been any material transaction entered into by the Company or the Operating Company, other than transactions in the ordinary course of business and transactions described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. Neither the Company nor the Operating Company has any material contingent obligations which are not disclosed in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(u) Except as disclosed in the Registration Statement and the Prospectus, (i) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders to the extent permitted by applicable law and (ii) the Operating Company is not currently prohibited, directly or indirectly, from paying any dividends or making any distributions to the Company or other equity holders to the extent permitted by applicable law, from repaying to the Company any loans or advances to the Operating Company from the Company or from transferring any of the Operating Company’s property or assets to the Company.

(v) Neither the Company nor the Operating Company is in violation of its charter or by-laws or, in the case of the Operating Company upon Conversion, if applicable, the LLC Agreement. No subsidiary of the Company or the Operating Company is in violation of its charter or by-laws or other organizational document, which violation will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. Neither the Company or the Operating Company nor any of their subsidiaries is (a) in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound, (b) in violation of any statute, or (c) in violation of any order, rule or regulation applicable to the Company, the Operating Company, their subsidiaries or their properties, of any court or of any regulatory body, administrative agency or other governmental body, any of which defaults or violations described in clauses (a) through (c) will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. The issue and sale of the Shares and the Confirmation Shares and the performance by the Company and the Operating Company of all of their respective obligations under this Agreement and each Forward Contract, as the case may be, and the consummation of the transactions herein and therein contemplated and the fulfillment of the terms hereof and thereof will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, the Operating Company or any of their subsidiaries is a party or by which it or any of its properties may be bound, or a violation of its charter or by-laws or any order, rule or regulation applicable to the Company, the Operating Company, their subsidiaries or their properties of any court or of any regulatory body, administrative agency or other governmental body.

(w) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company and the Operating Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or may be necessary to qualify the Shares for public offering by the Sales Agents and the Forward Sellers under state securities or Blue Sky laws) has been obtained or made by the Company or the Operating Company, and is in full force and effect.

(x) The Company, the Operating Company and their subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and none of them have received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company, the Operating Company and their subsidiaries considered as one enterprise.

(y) The Company qualifies as a real estate investment trust pursuant to Sections 856 through 860 of the Code, has so qualified for the taxable years ended December 31, 1984 through December 31, 2021, and no transaction or other event has occurred or is contemplated which would prevent the Company from so qualifying for its current taxable year. The Operating Company has been and will continue to be classified as a disregarded entity or a partnership for U.S. federal tax purposes.

(z) To the best of the Company’s and Operating Company’s knowledge, Ernst & Young LLP ( “Ernst & Young”), who has certified certain of the financial statements and related schedules of the Company filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, is an independent registered public accounting firm with respect to the Company, the Operating Company and their subsidiaries as required by the Securities Act and the Public Company Accounting Oversight Board (the “PCAOB”). Each other independent registered public accounting firm, if any, that has certified or reported on any other financial statements included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus or the Permitted Free Writing Prospectus, if any, is an independent registered public accounting firm with respect to the Company, the Operating Company and their subsidiaries or other appropriate entity, as applicable, within the applicable rules and regulations adopted by the Commission and the PCAOB and as required by the Securities Act.

(aa) The Company, the Operating Company and their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including the Operating Company and subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the board of directors of the Company have been advised of: (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(cc) Neither the Company nor the Operating Company has, directly or indirectly, including through any subsidiary: (a) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (b) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer.

(dd) To the knowledge of the Company and Operating Company, after due inquiry of their respective officers and directors, there are no affiliations with any FINRA member firm among the Company’s officers, directors, or principal stockholders, except as set forth in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, or as otherwise disclosed in writing to the Sales Agents, the Forward Sellers and the Forward Purchasers.

(ee) Neither the Company or the Operating Company nor any of their respective officers, directors, members or partners has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Company’s Common Stock.

(ff) The Shares and a number of shares of Common Stock at least equal to the Capped Number with respect to any Forward have been, or immediately prior to any sale of Forward Hedge Shares, will be, approved for listing subject to official notice of issuance on the NYSE.

(gg) In connection with entering into any Forward Contract, the Company will not acquire any long position (either directly or indirectly, including through an Affiliate or through a derivative transaction) with respect to shares of Common Stock.

(hh) Neither the Company nor the Operating Company is or, after giving immediate effect to the offer and sale of the Shares and the application of the proceeds therefrom as described in the Registration Statement and the Prospectus and the consummation of the transactions contemplated by any Forward Contract, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(ii) (A) There has been no material security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s, the Operating Company’s or their subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company, the Operating Company or their subsidiaries, and any such data processed or stored by third parties on behalf of the Company, the Operating Company or their subsidiaries), equipment or technology (collectively, “IT Systems and Data”) within the five year period prior to the date of this Agreement, (B) neither the Company or the Operating Company nor any of their subsidiaries have been notified within the five year period prior to the date of this Agreement of, and have no knowledge of any event or condition that would result in, any material security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company, the Operating Company and their subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent in all material respects with industry standards and practices, or as required by applicable regulatory standards. The Company, the Operating Company and their subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(jj) The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(kk) All existing minute books (or comparable documents) of the Company and the Operating Company, including all existing minutes of all meetings and actions of the board of directors (including Audit, Compensation, Executive, Nominating/Corporate Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Records”), have been made available to the Sales Agents, the Forward Sellers and the Forward Purchasers and counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers. All such Records are complete and accurate and accurately reflect, in all material respects, all transactions referred to in such Records. There are no material transactions, agreements or other actions of the Company, the Operating Company or their subsidiaries that are not properly approved or recorded in the Records.

(ll) Neither the Company or the Operating Company nor any of their subsidiaries or, to the knowledge of the Company and the Operating Company, any director, officer, member, partner, agent, employee, affiliate or other person acting on behalf of the Company, the Operating Company or their subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, the Operating Company and their subsidiaries and, to the knowledge of the Company and the Operating Company, the Company’s and Operating Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(mm) The operations of the Company, the Operating Company and their subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating Company or any of their subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and the Operating Company, threatened.

(nn) Neither the Company or the Operating Company nor any of their subsidiaries or, to the knowledge of the Company and the Operating Company, any director, officer, member, partner, agent, employee, affiliate or person acting on behalf of the Company, the Operating Company or any of their subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, (“OFAC”) the United Nations Security Council (“UNSC”), the European Union (the “EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority; and neither the Company nor the Operating Company will directly or indirectly use the proceeds from the sale of the Shares or the proceeds, if any, due upon settlement of any Forward Contract, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity currently subject to any sanctions administered by OFAC, UNSC, the EU, HMT or any other relevant sanctions authority.

(oo) The interactive data in eXtensibile Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

In addition, any certificate signed by any officer or other representative of the Company, the Operating Company or any of their subsidiaries and delivered to any Sales Agent(s), Forward Seller(s) and/or Forward Purchaser(s) or counsel for any such persons in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company and the Operating Company, jointly and severally, as to matters covered thereby, to the applicable Sales Agent(s), Forward Seller(s) and/or Forward Purchaser(s).

SECTION 3. Issuances and Forwards.

(a) (i) Upon the terms and subject to the conditions of this Agreement, the Company may issue Issuance Shares through a Sales Agent, and such Sales Agent shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell Issuance Shares, with an aggregate Sales Price of up to the Maximum Amount, less the aggregate Sales Price for any Forward Hedge Shares previously sold under this Agreement, based on and in accordance with such number of Transaction Notices, each specifying that it relates to an “Issuance,” as the Company in its sole discretion shall choose to deliver during the Commitment Period until the aggregate Sales Price of the Issuance Shares sold under this Agreement, plus the aggregate Sales Prices for any Forward Hedge Shares previously sold under this Agreement, equals the Maximum Amount, or this Agreement is otherwise terminated. Subject to the foregoing and the other terms and conditions of this Agreement, upon (1) the delivery of a Transaction Notice specifying that it relates to an “Issuance,” and (2) such Sales Agent’s acceptance of the terms of such Transaction Notice, and unless the sale of the Issuance Shares described therein has been suspended, cancelled or otherwise terminated in accordance with the terms of this Agreement, such Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Shares up to the amount specified on the NYSE, and otherwise in accordance with the terms of such Transaction Notice. Such Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to provide written confirmation to the Company not later than 6:00 p.m. Eastern Time on the Issuance Date, and will in no event provide such confirmation later than the opening of the Trading Day next following the Trading Day on which it has made sales of Issuance Shares hereunder. Such written confirmation will set forth under the Actual Sold Issuance Amount for such Trading Day, the corresponding Sales Price and the Issuance Price payable to the Company in respect thereof. Each of the Company and the Operating Company acknowledges and agrees that (i) there can be no assurance that the such Sales Agent will be successful in selling Issuance Shares, and (ii) such Sales Agent will incur no liability or obligation to the Company, the Operating Company or any other person if it does not sell Issuance Shares for any reason other than a failure by such Sales Agent to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Shares as required under this Section 3.

(ii) In addition, upon the terms and subject to the conditions of this Agreement and the related Master Forward Confirmation, a Forward Purchaser (or its affiliate) may borrow, offer and sell Forward Hedge Shares through a Forward Seller to hedge each Forward, and such Forward Seller shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell Forward Hedge Shares with an aggregate Sales Price of up to the Maximum Amount, less the aggregate Sales Price for any Issuance Shares previously sold under this Agreement, based on and in accordance with such number of Transaction Notices, each specifying that it relates to a “Forward,” as the Company in its sole discretion shall choose to deliver during the Commitment Period and to which such Forward Purchaser and such Forward Seller have agreed, until the aggregate Sales Price of the Forward Hedge Shares sold under this Agreement, plus the aggregate Sales Prices for any Issuance Shares previously sold under this Agreement, equals the Maximum Amount or this Agreement is otherwise terminated. Subject to the foregoing and the other terms and conditions of this Agreement and the related Master Forward Confirmation, upon (1) the delivery of a Transaction Notice specifying that it relates to a “Forward,” and (2) such Forward Purchaser’s and such Forward Seller’s acceptance of the terms of such Transaction Notice, and unless the sale of the Forward Hedge Shares described therein has been suspended or otherwise terminated in accordance with the terms of this Agreement or the related Master Forward Confirmation, such Forward Seller will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Forward Hedge Shares on the NYSE, and otherwise in accordance with the terms of such Transaction Notice.

(iii) The applicable Forward Seller will provide written confirmation to the Company and the related Forward Purchaser no later than the opening of the Trading Day next following each Trading Day on which it has made sales of Forward Hedge Shares hereunder setting forth the number of Forward Hedge Shares sold on such Trading Day, the corresponding Sales Price and the Forward Hedge Price payable to the related Forward Purchaser in respect thereof. Each of the Company and the Operating Company acknowledges and agrees that: (A) there can be no assurance that such Forward Purchaser (or its affiliate) will be successful in borrowing or that such Forward Seller will be successful in selling Forward Hedge Shares; (B) such Forward Seller will incur no liability or obligation to the Company, the Operating Company, the Forward Purchaser, or any other person if it does not sell Forward Hedge Shares borrowed by such Forward Purchaser (or its affiliate) for any reason other than a failure by such Forward Seller to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Shares as required under this Section 3 and (C) such Forward Purchaser is not incurring any liability or obligation to the Company, the Operating Company or any other person under this Agreement. In acting hereunder, such Forward Seller will be acting as agent for such Forward Purchaser and not as principal.

(iv) No later than the opening of the Trading Day next following the last Trading Day of each Forward Hedge Selling Period (or, if earlier, the date on which any Forward Hedge Selling Period is suspended or terminated pursuant to Section 3(h)), the applicable Forward Purchaser shall deliver to the Company a Supplemental Confirmation in respect of the Forward for such Forward Hedge Selling Period, which shall set forth the “Trade Date” for such Forward (which shall, subject to the terms of the related Master Forward Confirmation, be the last Trading Day of such Forward Hedge Selling Period), the “Effective Date” for such Forward (which shall, subject to the terms of the related Master Forward Confirmation, be the date one Settlement Cycle (as such term is defined in the related Master Forward Confirmation) immediately following the last Trading Day of such Forward Hedge Selling Period), the initial “Number of Shares” for such Forward (which shall be the Actual Sold Forward Amount for such Forward Hedge Selling Period), the “Maturity Date” for such Forward (which shall, subject to the terms of the related Master Forward Confirmation, be the date that follows the last Trading Day of such Forward Hedge Selling Period by the number of days or months set forth opposite the caption “Term” in the Transaction Notice for such Forward), the “Initial Forward Price” for such Forward, the “Spread” for such Forward, the “Volume-Weighted Hedge Price” for such Forward, the “Threshold Price” for such Forward, the “Initial Stock Loan Rate” for such Forward, the Maximum Stock Loan Rate for such Forward, the “Forward Price Reduction Dates” for such Forward (which shall be each of the dates set forth below the caption “Forward Price Reduction Dates” in the Transaction Notice for such Forward) and the “Forward Price Reduction Amounts” corresponding to such Forward Price Reduction Dates (which shall be each amount set forth opposite each “Forward Price Reduction Date” and below the caption “Forward Price Reduction Amounts” in the Transaction Notice for such Forward) and the “Regular Dividend Amounts” for such Forward (which shall be each of the amount(s) set forth below the caption “Regular Dividend Amounts” in the Transaction Notice for such Forward).

(v) Notwithstanding anything herein to the contrary, the applicable Forward Seller’s obligation to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such portion of the Forward Hedge Shares for any Forward hereunder shall be subject in all respects to the related Master Forward Confirmation.

(vi) The Shares may be offered and sold by any method permitted by law, including by means of ordinary brokers’ transactions on the NYSE at the market prices, in block transactions, or as otherwise agreed to among the relevant parties, or by means of any other existing trading market for the Common Stock or to or through a market marker other than on an exchange.

(vii) Upon the terms and subject to the conditions set forth herein, on any Trading Day as provided in Section 3(c)(ii) during the Commitment Period on which (A) the conditions set forth in paragraphs (a) and (b) of Section 6 have been satisfied and (B) no event described in clause (a) or clause (b) of the proviso contained in the definition of Forward Hedge Selling Period shall have occurred, the Company may exercise an Issuance by the delivery of a Transaction Notice specifying that it relates to an “Issuance,” executed by the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President of the Company (or such other authorized officers of the Company as may be acceptable to the applicable Sales Agent and the related Forward Seller), to such Sales Agent. The number of Issuance Shares that a Sales Agent shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell pursuant to such Issuance shall have an aggregate Sales Price equal to the Issuance Amount. Each Issuance will be settled on the applicable Settlement Date following the Issuance Date.

(viii) Upon the terms and subject to the conditions set forth herein, on any Trading Day as provided in Section 3(c)(ii) during the Commitment Period on which the conditions set forth in paragraphs (a) and (b) of Section 6 have been satisfied and provided that the Company shall have executed a Master Forward Confirmation with the applicable Forward Purchaser, the Company may exercise its right to call for a Forward by the delivery of a Transaction Notice specifying that it relates to a “Forward,” executed by the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President of the Company (or such other authorized officers of the Company as may be acceptable to the applicable Sales Agent and the applicable Forward Seller), to such Forward Seller and such Forward Purchaser. The number of Forward Hedge Shares that such Forward Seller shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell pursuant to such Forward shall have an aggregate Sales Price equal to the Forward Hedge Amount. Each sale of Forward Hedge Shares will be settled as between such Forward Seller and such Forward Purchaser on each applicable Forward Hedge Settlement Date following the relevant Forward Date.

(b) The effectiveness of this Agreement (the “Closing”) shall be deemed to take place concurrently with the execution and delivery of this Agreement by the parties hereto and the completion of the closing transactions set forth in the immediately following sentence. At the Closing, the following closing transactions shall take place, each of which shall be deemed to occur simultaneously with the Closing: (i) each of the Company and the Operating Company shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a certificate executed by any two of its following representatives: the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President (or such other representatives as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers), signing in such capacity, dated the date of the Closing, certifying that attached thereto are true and complete copies of the resolutions duly adopted by the board of directors of the Company and the Operating Company, as applicable, authorizing the execution and delivery of this Agreement, each Forward Contract and the consummation of the transactions contemplated hereby and thereby, which authorization shall be in full force and effect on and as of the date of such certificate; (ii) each of the Company and the Operating Company shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a certificate executed by any two of its following representatives: the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President (or such other representatives as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers), signing in such capacity, dated the date of the Closing, confirming that the representations and warranties of the Company and the Operating Company, as applicable, contained in this

Agreement and, solely in the case of the Company, each Master Forward Confirmation and each Supplemental Confirmation are (or will be upon execution of such agreement) true and correct and that each of the Company and the Operating Company has performed all of its obligations hereunder to be performed on or prior to the Closing Date and as to the matters set forth in Section 6(a)(i); (iii) Gibson, Dunn & Crutcher LLP, counsel to the Company and the Operating Company (“Company Counsel”), or other counsel satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a written opinion, dated the date of the Closing, and addressed to the Sales Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, of the same tenor as the opinions referred to in Section 6(c); (iv) Sidley Austin LLP, counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers, shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a written opinion, dated the date of the Closing, and addressed to the Sales Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers; (v) Ernst & Young shall deliver to the Sales Agents and the Forward Sellers a letter, dated the Closing Date, in form and substance satisfactory to the Sales Agents and the Forward Sellers; and (vi) the Company and the Operating Company, jointly and severally, without duplication, shall pay the expenses set forth in Sections 5(d), (e) and (i) by wire transfer to the account designated by the applicable Sales Agent in writing prior to the Closing.

(c) (i) On any Trading Day during the Commitment Period, the Company may deliver a Transaction Notice to a Sales Agent (in the case of an Issuance) or a Forward Seller and a Forward Purchaser (in the case of a Forward), subject to the satisfaction of the conditions set forth in Section 6; provided, however, that (1) the Issuance Amount or Forward Hedge Amount, as the case may be, for each Transaction as designated by the Company in the applicable Transaction Notice shall in no event exceed $100,000,000 for any Issuance or Forward, as the case may be, without the prior written consent of such Agent or such Forward Seller, as applicable, which may be withheld in such Sales Agent’s or such Forward Seller’s sole discretion and (2) notwithstanding anything in this Agreement or the related Master Forward Confirmation to the contrary, none of such Forward Purchaser, such Sales Agent or such Forward Seller shall have any further obligations with respect to any Transaction Notice if and to the extent the aggregate Sales Price of the Shares sold pursuant thereto, together with the aggregate Sales Price of the Shares previously sold under this Agreement, shall exceed the Maximum Amount. The Company shall have the right, in its sole discretion, to amend at any time and from time to time any Transaction Notice subject to compliance with the limitations set forth in this Agreement; provided, however, that (i) the Company may not amend the Issuance Amount or Forward Hedge Amount, as the case may be, if such amended Issuance Amount or Forward Hedge Amount, as applicable, is less than the Actual Sold Issuance Amount or Actual Sold Forward Amount, as the case may be, as of the date of such amendment; (ii) the Company may not amend the “Number of Days in the Issuance Selling Period” or “Number of Days in the Forward Hedge Selling Period,” as the case may be, if such amended “Number of Days in the Issuance Selling Period” or “Number of Days in the Forward Hedge Selling Period,” as applicable, is less than the number of days that have previously transpired (in whole or on part) in such Selling Period as of the date of such amendment;

(iii) the Company shall not have the right to amend a Transaction Notice initially specifying that it relates to a “Forward” to be a Transaction Notice specifying that it relates to an “Issuance”; (iv) the Company shall not have the right to amend a Transaction Notice initially specifying that it relates to an “Issuance” to be a Transaction Notice specifying that it relates to a “Forward”; and (v) no increase in the Floor Price shall cause any sales of Shares executed pursuant to such Transaction Notice prior to the date of receipt of such amendment to be a breach of the terms hereof.

(ii) A Transaction Notice shall be deemed delivered on the Trading Day that it is received by email notice (or other method mutually agreed to in writing by the parties) by a Sales Agent (in the case of an Issuance) or a Forward Seller and a Forward Purchaser (in the case of a Forward). No Transaction Notice may be delivered other than on a Trading Day during the Commitment Period. No Transaction Notice may be delivered during an Issuance Selling Period or Forward Hedge Selling Period specified in a previously delivered Transaction Notice. No more than one Transaction Notice may be delivered on any single Trading Day, and no Transaction Notice specifying that it relates to a “Forward” may be delivered if either (x) an ex-dividend date or ex-date, as applicable, for any dividend or distribution payable by the Company on the Common Stock is scheduled to occur during the period from, and including, the first scheduled Trading Day of the related Forward Hedge Selling Period to, and including, the last scheduled Trading Day of such Forward Hedge Selling Period, or (y) such Transaction Notice, together with all prior Transaction Notices delivered by the Company relating to a “Forward” hereunder, would result in the aggregate Capped Number under all Forward Contracts entered into or to be entered into between the Company and each applicable Forward Purchaser exceeding 19.99% of the number of shares of Common Stock outstanding as of the date of this Agreement.

(iii) Neither a Sales Agent nor a Forward Seller shall sell Issuance Shares or Forward Hedge Shares, as the case may be, below the Floor Price during any Selling Period, and, subject to clause (iii) of the proviso to the last sentence of Section 3(c), such Floor Price may be adjusted by the Company at any time during any Selling Period upon written notice to such Sales Agent or such Forward Seller, as the case may be, and confirmation to the Company by such Sales Agent or such Forward Seller, as the case may be.

(iv) The Company and Operating Company consent to a Sales Agent trading in the Common Stock for such Sales Agent’s own account and a Forward Seller trading in the Common Stock for its or a Forward Purchaser’s own account and, in each case, for the account of its respective clients at the same time as sales of Shares occur pursuant to this Agreement; provided, however, that such consent is expressly limited to trading activity that complies with applicable federal and state laws, rules and regulations.

(d) (i) Subject to the provisions of Section 5, on or before each Issuance Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Issuance Shares being sold by crediting a Sales Agent or its designee’s account at The Depository Trust Company through its Deposit/Withdrawal At Custodian System (“DWAC”), or by such other means of delivery as may be mutually agreed upon by the parties hereto and, upon receipt of such Issuance Shares, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, such Sales Agent will deliver the related Issuance Price in same day funds delivered to an account designated by the Company prior to the Issuance Settlement Date. If the Company defaults in its obligation to deliver Issuance Shares on an Issuance Settlement Date, the Company and the Operating Company agree, jointly and severally, that they will (A) hold such Sales Agent harmless against any loss, claim, damage or expense (including, without limitation, reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company, and (B) pay to such Sales Agent any Issuance Selling Commission to which it would otherwise have been entitled absent such default. The parties acknowledge and agree that, in performing its obligations under this Agreement, such Sales Agent may borrow shares of Common Stock from stock lenders, and may use the Issuance Shares to settle or close out such borrowings.

(ii) Subject to the provisions of Section 5, on or before each Forward Hedge Settlement Date, a Forward Purchaser shall, or shall cause its transfer agent to, electronically transfer the Forward Hedge Shares being sold by crediting a Forward Seller or its designee’s account at The Depository Trust Company through DWAC, or by such other means of delivery as may be mutually agreed upon by such Forward Seller and such Forward Purchaser and, upon receipt of such Forward Hedge Shares, which in all cases shall be freely tradable and transferable, such Forward Seller shall deliver the related aggregate Forward Hedge Price to such Forward Purchaser in same day funds to an account designated by such Forward Purchaser prior to the relevant Forward Hedge Settlement Date.

(e) None of the Company, the Operating Company, the Sales Agents, the Forward Purchasers or the Forward Sellers has prepared, used, referred to or distributed, or will prepare, use, refer to or distribute, without the other parties’ prior written consent, which consent shall not be unreasonably withheld, any “written communication” which constitutes a “free writing prospectus” as such terms are defined in Rule 405 under the Securities Act with respect to the offering of Shares contemplated by this Agreement.

(f) The Company and the Operating Company, jointly and severally, agree that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through one Sales Agent or one Forward Seller on any single given day, but in no event by more than one, and the Company shall in no event request that an alternative Sales Agent or alternative Forward Seller sell Shares on the same day.

(g) The Company and the Operating Company, jointly and severally, agree that if any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, they shall promptly notify the other parties, and sales of the Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the reasonable judgment of all parties.

(h) The Company, a Sales Agent, a Forward Seller or the a Forward Purchaser may, upon notice to the other parties in writing or by telephone (confirmed immediately by verifiable facsimile transmission), suspend any sale of Shares, and the applicable Selling Period shall immediately terminate; provided, however, that such suspension and termination shall not affect or impair any party’s obligations with respect to any Shares sold hereunder prior to the receipt of such notice (and, in the case of any Forward Hedge Shares, the resulting Forward Contract).

(i) Notwithstanding any other provision of this Agreement or the related Master Forward Confirmation, in the event the Company engages a Sales Agent or a Forward Seller for a sale of Shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act, the Company and such Sales Agent or such Forward Seller, as the case may be, will agree to compensation that is customary for such Sales Agent or such Forward Seller, as the case may be, with respect to such transactions.

(j) Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of, any Shares and, by notice to a Sales Agent or a Forward Seller, as applicable, given by telephone (confirmed promptly by email), shall cancel any instructions for the offer or sale of any Shares and such Sales Agent, or such Forward Seller, as applicable, shall not be obligated to offer or sell any Shares, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 3(k), at any time from and including the date on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (the “Filing Time”) that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(k) Notwithstanding clause (ii) of Section 3(j), if the Company wishes that Shares be offered and sold through a Sales Agent or a Forward Seller at any time during the period from and including an Earnings Announcement through and including the corresponding Filing Time, the Company shall first (i) prepare and deliver to such Sales Agent or such Forward Seller and the related Forward Purchaser (with a copy to their counsel) a Current Report on Form 8-K that includes substantially the same financial and related information (together with management’s discussion and analysis thereof) that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to such Sales Agent or such Forward Seller and the related Forward Purchaser, and, prior to its filing, obtain the written consent of such Sales Agent or such Forward Seller and the related Forward Purchaser to such filing (which consent shall not be unreasonably withheld), (ii) provide such Sales Agent or such Forward Seller and the related Forward Purchaser with the officers’ certificate, opinions and letters of counsel and accountants’ letter specified in Sections 3(b)(ii), (iii), (iv) and (v), respectively, (iii) afford such Sales Agent or such Forward Seller and the related Forward Purchaser the opportunity to conduct a due diligence review in accordance with Section

4(w)(iii) prior to filing such Earnings 8-K and (iv) file such Earnings 8-K with the Commission. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinion or letter of counsel or accountants’ letter pursuant to this Section 3(k) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions and letters of counsel and accountants’ letters as provided in Sections 3(b)(ii), (iii), (iv) and (v), respectively, and (B) this Section 3(k) shall in no way affect or limit the operation of clause (i) of Section 3(j), which shall have independent application.

(l) Notwithstanding any other provision of this Agreement, any notice required to be delivered by the Company or by a Sales Agent (in the case of an Issuance) or a Forward Seller and a Forward Purchaser (in the case of a Forward) pursuant to this Section 3 may be delivered by telephone (confirmed promptly by facsimile or email), which confirmation will be promptly acknowledged by the receiving party) or other method mutually agreed to in writing by the parties.

SECTION 4. Covenants of the Company and the Operating Company. Each of the Company and the Operating Company agrees, jointly and severally, during the term of this Agreement and each Forward Contract with the Sales Agents, the Forward Sellers and the Forward Purchasers:

(a) During the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule), to notify the Sales Agents, the Forward Sellers and the Forward Purchasers promptly of the time when any subsequent amendment to the Registration Statement is proposed to become effective or any subsequent supplement to any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus is proposed to be filed, in each case in accordance with Section 4(b); to prepare and file with the Commission, promptly upon the request of a Sales Agent, a Forward Seller or a Forward Purchaser, any amendments or supplements to the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus that, in the reasonable opinion of such Sales Agent, such Forward Seller or such Forward Purchaser, may be necessary or advisable in connection with the offering of the Shares by such Sales Agent, such Forward Seller or such Forward Purchaser; and to cause each amendment or supplement to any Basic Prospectus or the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) under the Securities Act or, in the case of any Incorporated Document, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

(b) To promptly advise the Sales Agents, the Forward Sellers and the Forward Purchasers, confirming such advice in writing, of the receipt of any comments of, or any request by the Commission for amendments or supplements to the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the

Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; for so long as a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, to promptly advise the Sales Agents, the Forward Sellers and the Forward Purchasers of any proposal to amend or supplement the Registration Statement, any Basic Prospectus or the Prospectus, and to provide the Sales Agents, the Forward Sellers and the Forward Purchasers and their counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement (other than any prospectus supplement relating to the offering of securities (including, without limitation, the Common Stock) other than the Shares) to which the Sales Agents, the Forward Sellers or the Forward Purchasers shall have reasonably objected in writing. Furthermore, until such time as any stop order is lifted, the Sales Agents, the Forward Sellers and the Forward Purchasers may cease making sales under this Agreement.

(c) To furnish to the Sales Agents, the Forward Sellers and the Forward Purchasers a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company or the Operating Company and not to use or refer to any proposed free writing prospectus to which the Sales Agents, the Forward Sellers or the Forward Purchasers reasonably object. Not to take any action that would result in the Sales Agents, the Forward Sellers, the Forward Purchasers, the Operating Company or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Sales Agents, the Forward Sellers or the Forward Purchasers that the Sales Agents, the Forward Sellers or the Forward Purchasers otherwise would not have been required to file thereunder.

(d) To make available to the Sales Agents and the Forward Sellers, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Sales Agents and the Forward Sellers, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Sales Agents or the Forward Sellers may request for the purposes contemplated by the Securities Act; in case the Sales Agents or the Forward Sellers are required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act or Item 512(a) of Regulation S-K under the Securities Act, as the case may be.

(e) Subject to Section 4(b), to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares; and to provide the Sales Agents, the Forward Sellers and the Forward Purchasers, for their review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which the Sales Agents, the Forward Sellers or the Forward Purchasers shall have reasonably objected in writing; and to promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers of such filing.

(f) To pay the fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456(b)(1)(i) under the Securities Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Securities Act) and in compliance with Rule 456(b) and Rule 457(r) under the Securities Act.

(g) If at any time prior to the sale of Shares having an aggregate Sales Price equal to the Maximum Amount the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (a) promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Securities Act), and (d) promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offer and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Securities Act or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Shares shall include such new registration statement or post-effective amendment, as the case may be.

(h) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Sales Agents and the Forward Sellers, collectively, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offer and sale of the Shares to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(i) To promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers of the happening of any event within the period during which a prospectus is required to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(b), to prepare and furnish, at the expense of the Company and the Operating Company, to the Sales Agents, the Forward Sellers and the Forward Purchasers promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change.

(j) To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such states or other jurisdictions as the Sales Agents, the Forward Sellers and the Forward Purchasers may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, neither the Company nor the Operating Company shall be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offer and sale of the Shares); and to promptly advise the Sales Agents, the Forward Sellers and the Forward Purchasers of the receipt by the Company or the Operating Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(k) To make generally available to its security holders and to the Sales Agents, the Forward Sellers and the Forward Purchasers as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement (which need not be audited) in reasonable detail, covering a period of twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(l) To apply the net proceeds from the sale of the Shares and from Forward Contracts in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement.

(m) At all times when the Company has instructed a Sales Agent or a Forward Seller to make sales of Shares, at all times during which a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule)

in connection with any sale of Shares, and at all times when sales of Shares are pending settlement, not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Securities Act of any shares of the Common Stock, in each case without giving such Sales Agent, such Forward Seller or such Forward Purchaser, as applicable, at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. Notwithstanding the foregoing, the Company may, without providing such prior written notice: (i) register the Shares and the sales through a Sales Agent or a Forward Seller, as applicable, pursuant to this Agreement, or to such Sales Agent; (ii) file a registration statement on Form S-8 relating to Common Stock that may be issued pursuant to equity plans described in the Company’s reports filed with the Commission; (iii) issue securities under the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s reports filed with the Commission under the Exchange Act; (iv) issue shares upon the exercise of options or other stock rights pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s reports filed with the Commission under the Exchange Act; (v) sell shares of Common Stock pursuant to the Sixth Amended and Restated Dividend Reinvestment and Stock Purchase Plan or any similar plan as described in the Company’s reports filed with the Commission under the Exchange Act; (vi) issue shares of Common Stock upon conversion of any shares of the Company’s convertible preferred stock described in the Company’s reports filed with the Commission under the Exchange Act; (vii) issue shares of Common Stock upon conversion of any of the Company’s convertible notes described in the Company’s reports filed with the Commission under the Exchange Act; or (viii) issue Confirmation Shares. In the event that notice of a proposed sale is provided by the Company pursuant to this Section 4(m), such Sales Agent or such Forward Seller, as applicable, may suspend activity under this program for such period of time as may be requested by the Company or as may be deemed appropriate by such Sales Agent or such Forward Seller, as applicable.

(n) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning under the Securities Act), or use any “prospectus” (within the meaning under the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus.

(o) Neither the Company nor the Operating Company will cause, or cause their subsidiaries to take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act or designed to, or which will constitute, or has constituted, or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided, however, notwithstanding the foregoing, the Company may elect to net share settle or cash settle any Forward Contract.

(p) To use its best efforts to cause the Common Stock (including, in respect of any Forward, a number of shares of Common Stock at least equal to the Capped Number) to be listed on the NYSE and to maintain such listing.

(q) At all times when the Company has instructed a Sales Agent or a Forward Seller to make sales of Shares, at all times during which a prospectus is required by the Securities Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares, and at all times when sales of Shares are pending settlement, to advise such Sales Agent, such Forward Seller or such Forward Purchaser immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Sales Agents, the Forward Sellers and the Forward Purchasers pursuant to Section 6.

(r) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period (as defined herein)), and each time that (i) a new registration statement that is part of the Registration Statement definition above shall become effective or the Registration Statement or the Prospectus shall be amended or supplemented (other than pursuant to subclause (ii) below and other than a prospectus supplement filed pursuant to Rule 424(b) under the Securities Act relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Sales Agents, the Forward Sellers or the Forward Purchasers shall otherwise reasonably request), or (iii) otherwise as the Sales Agents, the Forward Sellers or the Forward Purchasers may reasonably request (each such date referred to in subclauses (i), (ii) and (iii) above, a “Representation Date”), to furnish or cause to be furnished to the Sales Agents, the Forward Sellers and the Forward Purchasers forthwith a certificate dated and delivered the date of effectiveness of such registration statement or amendment, the date of filing with the Commission of such supplement or other document, or promptly upon request, as the case may be, in form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, (x) to the effect that the statements contained in the certificate referred to in Section 6(e) which were last furnished to the Sales Agents, the Forward Sellers and the Forward Purchasers are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate and (y) setting forth the number of shares of Common Stock reserved for issuance by the Company and listed, subject to notice of issuance, on the NYSE in connection with the Transactions less (1) any shares of Common Stock issued in connection with an Issuance hereunder and (2) the aggregate Capped Number under all Forward Contracts entered into between the Company and each applicable Forward Purchaser (such number, as updated from time to time immediately following any Issuance or Forward, the “Remaining Number of Shares”); provided that the obligation of the Company under this Subsection (r) shall be deferred for any period that the Company has suspended the offering of Shares pursuant to Section 3(h) (each, a “Suspension Period”) and shall recommence upon the termination of such suspension.

(s) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and at each Representation Date, to furnish or cause to be furnished forthwith to the Sales Agents, the Forward Sellers and the Forward Purchasers and to their counsel a written opinion of Company Counsel, or other counsel satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated and delivered as of such Representation Date, in form and substance satisfactory to the Sales Agents, Forward Sellers and the Forward Purchasers, of the same tenor as the opinions referred to in Section 6(c), but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; provided that the obligation of the Company under this Section 6(s) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(t) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and at each Representation Date, to furnish or cause to be furnished to the Sales Agents, the Forward Sellers and the Forward Purchasers forthwith a certificate of the same tenor as the certificate referred to in Section 6(e), as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated and delivered as of such Representation Date; provided that the obligation of the Company under this Section 6(t) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(u) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and at each Representation Date, Sidley Austin LLP, counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers, shall deliver a written opinion, dated and delivered as of such Representation Date, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers; provided that the obligation under this Section 6(u) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(v) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period if any of the events contemplated by subclauses (i), (ii) or (iii) below have occurred during such Suspension Period), and each time that (i) a new registration statement that is part of the Registration Statement definition above shall become effective or the Registration Statement or the Prospectus shall be amended or supplemented to include additional or amended financial information, (ii) the Company shall file an annual report on Form 10-K or a quarterly report on Form 10-Q or (iii) at the reasonable request of the Sales Agents, the Forward Sellers or the Forward

Purchasers and upon reasonable advance notice to the Company, there is filed with the Commission any document (other than an annual report on Form 10-K or a quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains financial information, to cause Ernst & Young, or other independent accountants satisfactory to the Sales Agents and the Forward Sellers, forthwith to furnish the Sales Agents and the Forward Sellers, a letter, dated the date of effectiveness of such registration statement or amendment, or the date of filing of such supplement or other document with the Commission, as the case may be, in form satisfactory to the Sales Agents and the Forward Sellers, of the same tenor as the letter referred to in Section 6(d) but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter; provided that the obligation of the Company under this Subsection (v) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(w) Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and each time that (i) a new registration statement that is part of the Registration Statement definition above is filed or the Registration Statement or the Prospectus is amended or supplemented (other than pursuant to subclause (ii) below and other than a prospectus supplement filed pursuant to Rule 424(b) under the Securities Act relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Sales Agents, the Forward Sellers or the Forward Purchasers shall otherwise reasonably request) or (iii) otherwise as the Sales Agents, the Forward Sellers or the Forward Purchasers shall reasonably request, to conduct a due diligence session, in form and substance, satisfactory to the Sales Agents, the Forward Sellers or the Forward Purchasers, which shall include representatives of the management and the accountants of the Company; provided that the obligation of the Company under this Subsection (w) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension. Notwithstanding anything to the contrary herein, in the event that the Company files a new registration statement that is part of the Registration Statement, offers and sales of Shares shall not be permitted unless such registration statement has become effective.

(x) That it consents to the Sales Agents, the Forward Sellers or the Forward Purchasers trading in the Common Stock for their own accounts and for the accounts of their clients at the same time as sales of the Shares occur pursuant to this Agreement.

(y) If to the knowledge of the Company or the Operating Company, any condition set forth in Section 6(a) or (h) shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Sales Agents or the Forward Sellers the right to refuse to purchase and pay for such Shares.

(z) To disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of the Shares sold through the Sales Agents, the Forward Sellers or the Forward Purchasers under this Agreement, the net proceeds to the Company and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.

(aa) That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the related Sales Agent, Forward Seller and Forward Purchaser, as applicable, that the representations and warranties of the Company and the Operating Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

(bb) To ensure that prior to instructing a Sales Agent or a Forward Seller to sell Shares the Company shall have obtained all necessary corporate authority for the offer and sale of such Shares.

(cc) On or before each Representation Date, the Sales Agents, the Forward Sellers and the Forward Purchasers and counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers shall have received such information, documents and opinions as they may reasonably request (except for any such information, documents or opinions that are subject to confidentiality agreements or to a legal privilege to the extent that such compliance could reasonably be expected to violate a confidentiality agreement or legal privilege) for the purposes of enabling them to pass upon the offer and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company or the Operating Company in connection with the offer and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Sales Agents, the Forward Sellers or the Forward Purchasers and counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers.

(dd) The Company agrees that any offer to sell, solicitation of an offer to buy, or any sale of Shares shall only be effected by or through only one Sales Agent or one Forward Seller, as the case may be, on any given day, and in no event by more than one Sales Agent or one Forward Seller, and the Company shall in no event request that more than one Sales Agent or Forward Seller, as the case may be, sell Shares on the same day.

(ee) The Company agrees to reserve for issuance by its board of directors and keep available for settlement of each Forward Contract, a number of shares of Common Stock at least equal to the Capped Number for such Forward Contract.

(ff) In the event the Conversion is consummated, Company Counsel shall forthwith deliver its written opinion to the Sales Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to each of the foregoing and dated the date of the Conversion, to the effect that all conditions precedent to the Conversion have been satisfied, including (1) approval thereof by holders of the Common Stock in connection with the removal of the pass-through vote provision in the certificate of incorporation of the Operating Company and (2) compliance with the applicable provisions of the DGCL and the DLLCA relating to conversions of corporations to limited liability companies such that all assets of Welltower OP Inc. “remain vested” in, and all liabilities of Welltower OP Inc. (including all obligations in or pursuant to this Agreement) “remain attached” to, Welltower OP LLC within the meaning of DGCL § 266(h) and DLLCA § 18-214(f).

SECTION 5. Payment of Expenses; Settlement. The Company and the Operating Company, jointly and severally, agree with the Sales Agents, the Forward Sellers and the Forward Purchasers, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, to pay all of the expenses incident to the performance of their obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (a) the preparation and filing of the Registration Statement, each Basic Prospectus, the Prospectus, each Prospectus Supplement, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Sales Agents, the Forward Sellers and the Forward Purchasers (including costs of mailing and shipment), (b) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares and the Confirmation Shares to the Sales Agents, the Forward Sellers and the Forward Purchasers, (c) the producing, word processing and/or printing of this Agreement, each Forward Contract, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Sales Agents, the Forward Sellers and the Forward Purchasers (including costs of mailing and shipment), (d) the qualification of the Shares for offer and sale under state and non-U.S. laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers, respectively) and the printing and furnishing of copies of any blue sky surveys to the Sales Agents, the Forward Sellers and the Forward Purchasers, (e) the listing of the Shares and the Confirmation Shares on any securities exchange or qualification of the Shares and the Confirmation Shares for quotation on the NYSE and any registration thereof under the Exchange Act, (f) the costs and charges of any transfer agent, registrar or depositary, (g) the reasonable fees and expenses of counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers, in connection with its review of the offering’s compliance with FINRA rules and the filing fees incident to FINRA’s review, if any, and approval of the Sales Agents’, the Forward Sellers’ and the Forward Purchasers’ participation in the offering and distribution of the Shares, (h) the reasonable fees and disbursements of the Company’s and Operating Company’s counsel and accountants and (i) all reasonable fees and expenses of counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers, respectively, incurred in connection with the negotiation and completion of this Agreement and the Forward Contracts.

SECTION 6. Conditions of the Sales Agents’ and the Forward Sellers’ Obligations. The right of the Company to deliver a Transaction Notice hereunder is subject to the satisfaction, on the date of delivery of such Transaction Notice, and the obligations of the applicable Sales Agent to sell Issuance Shares and/or the applicable Forward Seller to sell Forward Hedge Shares during the applicable Selling Period are subject to the satisfaction, on the applicable Transaction Date and Settlement Date, of (i) the accuracy of the representations and warranties on the part of the Company and the Operating Company on the date hereof, any applicable date referred to in Section 4(r) and as of each Settlement Date, (ii) the performance by the Company and the Operating Company of their obligations hereunder and (iii) to the following additional conditions precedent.

(a) (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company, the Operating Company, the Sales Agents, the Forward Sellers and the Forward Purchasers of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) neither Registration Statement nor any amendment thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Basic Prospectus or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Basic Prospectus or Basic Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(b) Subsequent to the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, no material adverse change (other than as referred to in the Registration Statement and Prospectus), in the condition, financial or otherwise, or in the earnings, capital stock (except to the extent of any increase in the number of issued and outstanding shares of Common Stock due to option exercises, issuances under the Company’s Sixth Amended and Restated Dividend Reinvestment and Stock Purchase Plan and conversions of preferred stock) business affairs, management or business prospects of the Company, Operating Company and their subsidiaries considered as one enterprise, in the judgment of the Sales Agents, the Forward Sellers and the Forward Purchasers, shall occur or become known and no transaction which is material and unfavorable to the Company (other than as referred to in the Registration Statement and Prospectus) in the judgment of the Sales Agents, the Forward Sellers and the Forward Purchasers, shall have been entered into by the Company, Operating Company or any of their subsidiaries.

(c) The Company shall furnish to the Sales Agents, the Forward Sellers and the Forward Purchasers, at every date specified in Section 4(r), opinions of Company Counsel, addressed to the Sales Agents, the Forward Sellers and the Forward Purchasers, and dated as of such date, to the effect set forth in Exhibits B and C.

In rendering such opinion, such counsel may rely, as to matters governed by laws other than the corporate laws of the State of Delaware or federal laws, on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Sales Agents, the Forward Sellers and the Forward Purchasers are justified in relying on such other counsel and such other counsel shall indicate that the Sales Agents, the Forward Sellers and the Forward Purchasers may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company, the Operating Company and public officials so long as such counsel states that they have no reason to believe that either the Sales Agents, the Forward Sellers and the Forward Purchasers or they are not justified in relying on such certificates. In addition to the matters set forth above, the opinion of Company Counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (a) the Registration Statement, as of the time of its effectiveness for purposes of Section 11 of the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Prospectus, as of the date of the Prospectus Supplement and as of the date of the opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (c) the Basic Prospectus, as of its date, the date of this Agreement and as of the date of the opinion, in each case together with the Permitted Free Writing Prospectus identified on Schedule A hereto and with the information relating to the public offering price of the Shares as set forth on the cover page of the Prospectus, contained or contains an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Company Counsel may state that this statement is based upon the procedures set forth or incorporated by reference therein, but is without independent check and verification.

(d) At the dates specified in Section 4(v), the Sales Agents and the Forward Sellers shall have received from Ernst & Young letters dated the date of delivery thereof and addressed to the Sales Agents and the Forward Sellers in form and substance satisfactory to the Sales Agents and the Forward Sellers.

(e) Each of the Company and the Operating Company shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers, at every date specified in Section 4(r) (each, a “Certificate Date”), a certificate signed by any two of its following representatives: the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President (or such other authorized representatives as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers) to the effect that (i) the representations and warranties of the Company and the Operating Company, as applicable, as set forth in this Agreement and the related Master Forward

Confirmation are true and correct as of the Certificate Date, (ii) each of the Company and the Operating Company, as applicable, has performed such of its obligations under this Agreement as are to be performed at or before each such Certificate Date, and (iii) the conditions set forth in Subsections (a) and (b) of Section 6 have been met. In addition, on each Certificate Date, the certificate shall also state that the Shares and the Confirmation Shares have been duly and validly authorized by the Company, that all corporate action required to be taken for the offer, sale and delivery of the Shares and the Confirmation Shares has been validly and sufficiently taken, and that the Company’s Board of Directors or any other body with authority has not revoked, rescinded or otherwise modified or withdrawn such authorization or corporate action.

(f) The Sales Agents, the Forward Sellers and the Forward Purchasers shall have received, at every date specified in Section 4(u), the favorable opinion of Sidley Austin LLP, counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated as of such date, and in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers. In rendering such opinion, such counsel may rely, as to matters governed by the laws of states other than the corporate laws of the State of Delaware or federal laws, on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Sales Agents, the Forward Sellers and the Forward Purchasers are justified in relying on such other counsel and such other counsel shall indicate that the Sales Agents, the Forward Sellers and the Forward Purchasers may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials.

(g) The Sales Agents, the Forward Sellers and the Forward Purchasers shall have received, at every date specified in Section 4(t), a certificate of an authorized officer of the Company as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated as of such date, and in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers.

(h) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

(i) The Shares and a number of shares of Common Stock at least equal to the Capped Number shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.

(j) In no event may the Company issue a Transaction Notice that relates to an “Issuance” unless the number of Issuance Shares specified in such Transaction Notice is less than the Remaining Number of Shares as of the date of delivery of such Transaction Notice, and in no event may the Company issue a Transaction Notice that relates to a “Forward” unless the Capped Number set forth in the Forward Contract to be entered into in connection with such Transaction Notice is less than the Remaining Number of Shares as of the date of delivery of such Transaction Notice.

SECTION 7. Indemnification and Contribution.

(a) The Company and the Operating Company, jointly and severally, agree to indemnify, defend and hold harmless the Sales Agents, the Forward Sellers and the Forward Purchasers and their respective affiliates, directors, officers, employees and agents and any person who controls a Sales Agent, a Forward Seller or a Forward Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any and all loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, a Sales Agent, a Forward Seller or a Forward Purchaser or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company or the Operating Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller, as the case may be, to the Company or the Operating Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Basic Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company or the Operating Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller, as the case may be, to the Company or the Operating Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; it being understood and agreed upon that such information as of the date hereof shall consist solely of the legal name of each of the Sales Agents and the Forward Sellers under the caption “Plan of Distribution” in the Prospectus Supplement dated the date hereof.

If any action, suit, proceeding or investigation (together, a “Proceeding”) is brought against a Sales Agent, a Forward Seller or a Forward Purchaser or any such person in respect of which indemnity may be sought against the Company or Operating Company pursuant to the foregoing paragraph, such Sales Agent, such Forward Seller or such Forward Purchaser or such person shall promptly notify the indemnifying party in writing of the institution of such Proceeding and the Company or the Operating Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Operating Company shall not relieve the Company or the Operating Company from any liability which the Company or the Operating Company may have to such Sales Agent, such Forward Seller or such Forward Purchaser or any such person or otherwise except to the extent the Company or the Operating Company was materially prejudiced by such omission. Such Sales Agent, such Forward Seller or such Forward Purchaser or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Sales Agent, such Forward Seller or such Forward Purchaser or of such person unless the employment of such counsel shall have been authorized in writing by the Company and the Operating Company in connection with the defense of such Proceeding or neither the Company nor the Operating Company shall have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or the Operating Company (in which case neither the Company nor the Operating Company shall have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Operating Company, and paid as incurred (it being understood, however, that neither the Company nor the Operating Company shall be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Company nor the Operating Company shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, and the Operating Company, the Company and the Operating Company, jointly and severally, agree to indemnify and hold harmless such Sales Agent, such Forward Seller or such Forward Purchaser, as the case may be, and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company or the Operating Company to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company and the Operating Company, jointly and severally, agree that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company or the Operating Company of the aforesaid request, (ii) neither the Company nor the Operating Company shall have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. Neither the

Company nor the Operating Company shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or may be a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

(b) Each of the Sales Agents and the Forward Sellers, severally and not jointly, agrees to indemnify, defend and hold harmless each of the Company, the Operating Company, the Company’s directors and officers and any person who controls the Company or the Operating Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Operating Company or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and, in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller to the Company or the Operating Company expressly for use with reference to such Sales Agent or such Forward Seller in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company or the Operating Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller to the Company or the Operating Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; it being understood and agreed upon that such information as of the date hereof shall consist solely of the legal name of each of the Sales Agents and the Forward Sellers under the caption “Plan of Distribution” in the Prospectus Supplement dated the date hereof.

If any Proceeding is brought against the Company, the Operating Company or any such person in respect of which indemnity may be sought against a Sales Agent or a Forward Seller pursuant to the foregoing paragraph, the Company, the Operating Company or such person shall promptly notify such Sales Agent or a Forward Seller, as the case may be, in writing of the institution of such Proceeding and such Sales Agent or such Forward Seller, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Sales Agent or such

Forward Seller, as the case may be, shall not relieve such Sales Agent or such Forward Seller, as the case may be, from any liability which such Sales Agent or such Forward Seller, as the case may be, may have to the Company, the Operating Company or any such person or otherwise. The Company, the Operating Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Company or such person unless the employment of such counsel shall have been authorized in writing by such Sales Agent or such Forward Seller, as the case may be, in connection with the defense of such Proceeding or such Sales Agent or such Forward Seller, as the case may be, shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Sales Agent or such Forward Seller, as the case may be (in which case such Sales Agent or such Forward Seller, as the case may be, shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Sales Agent or such Forward Seller, as the case may be, may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Sales Agent or such Forward Seller, as the case may be), in any of which events such fees and expenses shall be borne by such Sales Agent or such Forward Seller, as the case may be, and paid as incurred (it being understood, however, that such Sales Agent or such Forward Seller, as the case may be, shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Such Sales Agent or such Forward Seller, as the case may be, shall not be liable for any settlement of any such Proceeding effected without the written consent of such Sales Agent or such Forward Seller, as the case may be, but if settled with the written consent of such Sales Agent or such Forward Seller, as the case may be, such Sales Agent or such Forward Seller, as the case may be, agrees to indemnify and hold harmless the Company, the Operating Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested such Sales Agent or such Forward Seller, as the case may be, to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Sales Agent or such Forward Seller, as the case may be, agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such Sales Agent or such Forward Seller, as the case may be, of the aforesaid request, (ii) such Sales Agent or such Forward Seller, as the case may be, shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given such Sales Agent or such Forward Seller, as the case may be, at least 30 days’ prior notice of its intention to settle. Such Sales Agent or such Forward Seller, as the case may be, shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Subsections (a) and (b) of this Section 7 or is insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Operating Company, on the one hand, and the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Operating Company, on the one hand, and of the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.

The relative benefits received by the Company or the Operating Company, on the one hand, and the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other, shall be deemed to be in the same respective proportions as (i) in the case of the Company, (A) the Actual Sold Forward Amount for each Forward under this Agreement, multiplied by the Forward Hedge Price for such Forward, or (B) the Actual Sold Issuance Amount for each Issuance under this Agreement, multiplied by the Issuance Price for such Issuance, as applicable, (ii) in the case of the applicable Sales Agent, the Actual Sold Issuance Amount for each Issuance under this Agreement, multiplied by the Issuance Selling Commission for such Issuance, (iii) in the case of the applicable Forward Seller, the Actual Sold Forward Amount for the applicable Forward under this Agreement, multiplied by the Forward Hedge Selling Commission for such Forward, and (iv) in the case of the applicable Forward Purchaser, the net Spread (as such term is defined in the related Master Forward Confirmation and net of any related stock borrow costs or other costs or expenses actually incurred) for the applicable Forward Contract(s) executed in connection with this Agreement. The relative fault of the Company or the Operating Company, on the one hand, and of the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Operating Company or by applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d) The Company, the Operating Company, the Sales Agents and the Forward Sellers agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Subsection (c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in Subsection (c) above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, (i) neither the Sales Agents nor the Forward Sellers shall in any event be required to contribute any amount in excess of the aggregate Issuance Selling Commissions or the aggregate Forward Hedge Selling Commissions, as the case may be, received by it under this Agreement and (ii) the Forward Purchasers shall in no event be required to contribute any amount in excess of the net Spread (as such term is defined in the related Master Forward Confirmation and net of any related stock borrow costs or other costs or expenses actually incurred) for all Forward Contracts entered into pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each affiliate, director, officer, employee and agent of the Sales Agents, the Forward Sellers or the Forward Purchasers and each person, if any, who controls the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, and each director and officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Company with the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as the Company or the Operating Company.

(e) Each of the Company, the Operating Company, the Sales Agents and the Forward Sellers agrees promptly to notify each other, to the extent legally permitted to do so, of the commencement of any Proceeding against it and, in the case of the Company or the Operating Company, against any of the Company’s officers or directors, as the case may be, in connection with the offer and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

SECTION 8. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 7 and the covenants, warranties and representations of the Company and the Operating Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, their respective affiliates, directors, officers, employees and agents or any person (including each affiliate, director, officer, employee and agent of such person) who controls the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, the Operating Company, the Company’s directors or officers or any person who controls the Company or the Operating Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.

SECTION 9. Termination.

(a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if any of the Shares have been sold through the Sales Agents or the Forward Sellers, as the case may be, for the Company, then Section 4(x) shall remain in full force and effect, (ii) with respect to any pending sale, through the Sales Agents or the Forward Sellers, as the case may be, for the Company, the obligations of the Company or the Operating Company, including in respect of compensation of the Sales Agents or the Forward Sellers, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Sections 5, 7, 8, 10, 11, 12, 16, 18 and 20 shall remain in full force and effect notwithstanding such termination.

(b) Each of the Sales Agents, the Forward Sellers and the Forward Purchasers shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares through it in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5, 7, 8, 10, 11, 12, 16, 18 and 20 shall remain in full force and effect notwithstanding such termination. Unless earlier terminated pursuant to this Section 9, this Agreement shall automatically terminate upon the offer and sale of Shares through the Sales Agents and the Forward Sellers pursuant to this Agreement having an aggregate dollar value equal to the Maximum Amount.

(c) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 9(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 5, Section 7 and Section 8 shall remain in full force and effect.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by any of the Sales Agents, any of the Forward Sellers, any of the Forward Purchasers or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Sections 3(a)(iii) and 3(a)(iv).

SECTION 10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement and any Master Forward Confirmation shall be in writing and delivered by hand, overnight courier, mail, email or facsimile.

(a) Notices to the Sales Agents or the Forward Sellers, shall be sufficient in all respects if delivered or sent to the addresses listed on Annex II.

(b) Notices to the Forward Purchasers shall be sufficient in all respects if delivered or sent to the addresses listed on Annex III.

(c) Notices to the Company or to the Operating Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615, or via fax at (419) 247-2826, Attention: Matthew McQueen, Senior Vice President – General Counsel and Corporate Secretary.

Each party to this Agreement and/or a Forward Contract, as the case may be, may change such address for notices by sending to the parties to this Agreement and/or a Forward Contract, as the case may be, written notice of a new address for such purpose.

SECTION 11. Parties at Interest. This Agreement and the Forward Contracts have been and are made solely for the benefit of the Sales Agents, the Forward Sellers, the Forward Purchasers, the Company and the Operating Company and, to the extent provided in Section 7, the controlling persons, affiliates, directors, officers, employees and agents referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Sales Agents, the Forward Sellers and the Forward Purchasers) shall acquire or have any right under or by virtue of this Agreement.

SECTION 12. No Advisory or Fiduciary Relationship. Each of the Company and the Operating Company hereby acknowledges that each of the Sales Agents, the Forward Sellers and the Forward Purchasers is acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Operating Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the transactions contemplated hereby or the Forward Contracts) and owes the Company and the Operating Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any. Each of the Company and the Operating Company further acknowledges that each of the Sales Agents, the Forward Sellers and the Forward Purchasers is acting pursuant to a contractual relationship created solely by this Agreement and/or a Forward Contract, each entered into on an arm’s length basis, and that the Sales Agents, the Forward Sellers and the Forward Purchasers may have interests that differ from the Company and the Operating Company, and in no event do the parties intend that any of the Sales Agents, the Forward Sellers or the Forward Purchasers act or be responsible as a fiduciary to the Company or the Operating Company, or their management, stockholders or creditors or any other person in connection with any activity that the Sales Agents, the Forward Sellers and the Forward Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Company’s or the Operating Company’s securities, either before or after the date hereof. The transactions contemplated hereby and/or pursuant to a Forward Contract do not constitute a recommendation, investment advice, or solicitation of any action by the Sales Agents, Forward Sellers or Forward Purchasers. The Sales Agents, the Forward Sellers and the Forward Purchasers hereby expressly disclaim any fiduciary or similar obligations to the Company and the Operating Company, either in connection with the transactions contemplated by this Agreement, a Forward Contract or any matters leading up to such transactions, and each of the Company and the Operating Company hereby confirms its understanding and agreement to that effect. The Company and the Operating Company, the Sales Agents and the Forward Sellers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, to the Company and the Operating Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s and the Operating Company’s securities, do not constitute recommendations or investment advice or solicitation of any action by the Sales Agents, the Forward Sellers or the Forward Purchasers. Each of the Company and the Operating Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company and the Operating Company may have against the Sales Agents, the Forward Sellers and the Forward Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company and/or the Operating Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions. The Sales Agents, the Forward Sellers and the Forward Purchasers have not provided any legal, accounting, regulatory, investment or tax advice with respect to the offering of the Shares to the Company, the Operating Company or any other entity or natural person.

SECTION 13. Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

SECTION 14. Entire Agreement. This Agreement constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

SECTION 15. Amendments and Waivers. This Agreement may not be amended, modified, supplemented, restated or waived except by a writing executed by the party against which such amendment, modification, supplement, restatement or waiver is sought to be enforced.

SECTION 16. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that a Sales Agent, Forward Seller or Forward Purchaser that is a Covered Entity (as defined herein) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined herein), the transfer from such Sales Agent, such Forward Seller or such Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that a Sales Agent, Forward Seller or Forward Purchaser that is a Covered Entity or a BHC Act Affiliate (as defined herein) of such Sales Agent, such Forward Seller or such Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined herein) under this Agreement that may be exercised against such Sales Agent, such Forward Seller or such Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 16, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 18. Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 19. Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

SECTION 20. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and each of the Company and the Operating Company consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Sales Agents, the Forward Sellers and the Company and the Operating Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and the Operating Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Operating Company and may be enforced in any other courts to the jurisdiction of which each of the Company and the Operating Company is or may be subject, by suit upon such judgment.

SECTION 21. Successors and Assigns.

(a) This Agreement shall be binding upon the Sales Agents, the Forward Sellers, the Company, the Operating Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Operating Company’s, a Sales Agent’s and a Forward Seller’s respective businesses and/or assets. The parties hereby agree that each Sales Agent may, without notice to the Company or the Operating Company, assign its rights and obligations under this Agreement to any other registered broker-dealer to which all or substantially all of such Sales Agent’s investment banking or related business may be transferred following the date of this Agreement.

(b) In the event that an entity acting as Forward Purchaser (the “Previous Forward Purchaser”) is replaced as a party hereunder by its affiliate (the “New Forward Purchaser”), then, from the date of such transfer/assignment, the New Forward Purchaser shall for all purposes of this Agreement be substituted for the Previous Forward Purchaser as a Forward Purchaser party hereto (as assignee of the Previous Forward Purchaser).

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company, the Operating Company, the Sales Agents, the Forward Sellers and the Forward Purchasers, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the parties hereto. Alternatively, the execution of this Agreement by the Company and the Operating Company, and its acceptance by or on behalf of the Sales Agents, the Forward Sellers and the Forward Purchasers may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours,
WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Executive Vice President – General Counsel & Corporate Secretary

WELLTOWER OP INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	President

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

ROBERT W. BAIRD & CO. INCORPORATED

In its capacity as Sales Agent

By:	/s/ Christopher Walter
Name: Christopher Walter
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

BOFA SECURITIES, INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Gray W. Hampton III
Name: Gray W. Hampton III
Title: Vice Chairman, Healthcare Group

ACCEPTED as of the date

first above written

BANK OF AMERICA, N.A.

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Jake Mendelsohn
Name: Jake Mendelsohn
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

BMO CAPITAL MARKETS CORP.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Matthew Coley
Name: Matthew Coley
Title: Manager, Derivatives Operations

ACCEPTED as of the date

first above written

THE BANK OF MONTREAL

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Sue Henderson
Name: Sue Henderson
Title: Director, Derivatives Operations

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

BNP PARIBAS SECURITIES CORP.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Janet Kim
Name: Janet Kim
Title: Managing Director

ACCEPTED as of the date

first above written

BNP PARIBAS

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Janet Kim
Name: Janet Kim
Title: Managing Director

By:	/s/ Pierre Lapomme
Name: Pierre Lapomme
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

BNY MELLON CAPITAL MARKETS, LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Dan Klinger
Name: Dan Klinger
Title: Managing Director

By:	/s/ JC Mas
Name: JC Mas
Title: Director

ACCEPTED as of the date

first above written

THE BANK OF NEW YORK MELLON

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Robert Lynch
Name: Robert Lynch
Title: Managing Director

By:	/s/ Ron Hooey
Name: Ron Hooey
Title: Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

BOK FINANCIAL SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Jeff Edwards
Name: Jeff Edwards
Title: AVP

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

BARCLAYS CAPITAL INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Daniel Gabbay
Name: Daniel Gabbay
Title: Managing Director

ACCEPTED as of the date

first above written

BARCLAYS BANK PLC

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Daniel Gabbay
Name: Daniel Gabbay
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

CAPITAL ONE SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Gregory Horstman
Name: Gregory Horstman
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

CITIGROUP GLOBAL MARKETS INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Gary Lawrence
Name: Gary Lawrence
Title: Vice President

ACCEPTED as of the date

first above written

CITIBANK, N.A.

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

COMERICA SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Cynthia J. Higgins
Name: Cynthia J. Higgins
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

CREDIT AGRICOLE SECURITIES (USA) INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Jean-Marc Nguyen
Name: Jean-Marc Nguyen
Title: MD, Head GIB Americas

ACCEPTED as of the date

first above written

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By: CREDIT AGRICOLE SECURITIES (USA) INC., AS AGENT

By:	/s/ Jean-Marc Nguyen
Name: Jean-Marc Nguyen
Title: MD, Head GIB Americas

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

DEUTSCHE BANK SECURITIES INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Daniel Byun
Name: Daniel Byun
Title: Director

By:	/s/ John Perra
Name: John Perra
Title: Director

ACCEPTED as of the date

first above written

DEUTSCHE BANK AG, LONDON BRANCH

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Daniel Byun
Name: Daniel Byun
Title: Director

By:	/s/ Diane Nott
Name: Diane Nott
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

FIFTH THIRD SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Susannah Doyle Linke
Name: Susannah Doyle Linke
Title: Managing Director, SVP

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

GOLDMAN SACHS & CO. LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Ryan Cunn
Name: Ryan Cunn
Title: Managing Director

ACCEPTED as of the date

first above written

GOLDMAN SACHS & CO. LLC

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Ryan Cunn
Name: Ryan Cunn
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

JEFFERIES LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ William S Cowan, Jr
Name: William S Cowan, Jr
Title: Managing Director

ACCEPTED as of the date

first above written

JEFFERIES LLC

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ William S Cowan, Jr
Name: William S Cowan, Jr
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

JMP SECURITIES LLC

In its capacity as Sales Agent

By:	/s/ Eric Clark
Name: Eric Clark
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

J.P. MORGAN SECURITIES LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Stephanie Y. Little
Name: Stephanie Y. Little
Title: Executive Director

ACCEPTED as of the date

first above written

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Stephanie Y. Little
Name: Stephanie Y. Little
Title: Executive Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

KEYBANC CAPITAL MARKETS INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Paul Hodermarksy
Name: Paul Hodermarksy
Title: Managing Director, Capital Markets

ACCEPTED as of the date

first above written

KEYBANC CAPITAL MARKETS INC.

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Paul Hodermarksy
Name: Paul Hodermarksy
Title: Managing Director, Capital Markets

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

LOOP CAPITAL MARKETS LLC

In its capacity as Sales Agent

By:	/s/ Sidney Dillard
Name: Sidney Dillard
Title: Partner

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

MIZUHO SECURITIES USA LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Stephen Roney
Name: Stephen Roney
Title: Managing Director

ACCEPTED as of the date

first above written

MIZUHO MARKETS AMERICAS LLC

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Adam Hopkins
Name: Adam Hopkins
Title: Authorized Signatory

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

MORGAN STANLEY & CO. LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Namrta Bhurjee
Name: Namrta Bhurjee
Title: Vice President

ACCEPTED as of the date

first above written

MORGAN STANLEY & CO. LLC

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Namrta Bhurjee
Name: Namrta Bhurjee
Title: Vice President

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

MUFG SECURITIES AMERICAS INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Jason J. Demark
Name: Jason J. Demark
Title: Director

ACCEPTED as of the date

first above written

MUFG SECURITIES EMEA PLC

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Catherine Lucas
Name: Catherine Lucas
Title: Authorised Signatory

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

REGIONS SECURITIES LLC

In its capacity as Sales Agent

By:	/s/ Brit Stephens
Name: Brit Stephens
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

RBC CAPITAL MARKETS, LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Christopher Allred
Name: Christopher Allred
Title: Managing Director

ACCEPTED as of the date

first above written

ROYAL BANK OF CANADA

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Brian Ward
Name: Brian Ward
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

SCOTIA CAPITAL (USA) INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ John Cronin
Name: John Cronin
Title: Managing Director

ACCEPTED as of the date

first above written

THE BANK OF NOVA SCOTIA

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Michael Curran
Name: Michael Curran
Title: Managing Director, Head of US FICC

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

SMBC NIKKO SECURITIES AMERICA, INC.

In its capacity as Sales Agent

By:	/s/ Michelle Petropoulos
Name: Michelle Petropoulos
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

SYNOVUS SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Wes Baker
Name: Wes Baker
Title: Investment Banker

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

TD SECURITIES (USA) LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Brad Limpert
Name: Brad Limpert
Title: Managing Director

ACCEPTED as of the date

first above written

THE TORONTO-DOMINION BANK

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Vanessa Simonetti
Name: Vanessa Simonetti
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

TRUIST SECURITIES, INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Keith Carpenter
Name: Keith Carpenter
Title: Director

ACCEPTED as of the date

first above written

TRUIST BANK

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Michael Collins
Name: Michael Collins
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

ACCEPTED as of the date

first above written

WELLS FARGO SECURITIES, LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director

ACCEPTED as of the date

first above written

WELLS FARGO BANK, NATIONAL ASSOCIATION

As Forward Purchaser, solely as

the recipient and/or beneficiary of certain

representations, warranties, covenants and

indemnities set forth in this Agreement

By:	/s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director

[Signature Page to Second A&R Equity Distribution Agreement]

EXHIBIT A

TRANSACTION NOTICE

[DATE]

[Bank Name]

[Address]

Reference is made to the Second Amended and Restated Equity Distribution Agreement among Welltower Inc. (the “Company”), Welltower OP Inc., the Sales Agents, the Forward Sellers and the Forward Purchasers, dated as of April 1, 2022 (the “Second A&R Equity Distribution Agreement”). Capitalized terms used in this Transaction Notice without definition shall have the respective definitions ascribed to them in the Second A&R Equity Distribution Agreement. This Transaction Notice relates to [an “Issuance”](1) [a “Forward”](2). The Company confirms that all conditions to the delivery of this Transaction Notice are satisfied as of the date hereof.

[The Company confirms that it has not declared and will not declare any dividend, or caused or cause there to be any distribution, on the Common Stock if the ex-dividend date or ex-date, as applicable, for such dividend or distribution will occur during the period from, and including, the first Trading Day of the Forward Hedge Selling Period to, and including, the last Trading Day of the Forward Hedge Selling Period.](3)

The Company represents and warrants that each representation, warranty, covenant and other agreement of the Company contained in the Second A&R Equity Distribution Agreement [and the related Master Forward Confirmation](4) is true and correct on the date hereof, and that the Prospectus and any applicable Permitted Free Writing Prospectus, including the documents incorporated by reference therein, as of the date hereof, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Effective Date of Delivery of Transaction Notice (determined pursuant to Section 3(c)(ii) of the [A&R] Equity Distribution Agreement):

Number of Days in [Issuance](5) [Forward Hedge](6) Selling Period:3

First Date of [Issuance](7) [Forward Hedge](8) Selling Period:

[Issuance](9) [Forward Hedge](10) Amount: $

[Forward Hedge Selling Commission Rate: %] (11)

[Spread: %] (12)

[Initial Stock Loan Rate: %] (13)

[3]	NTD: If keep 20 day restriction, include reference in notice to avoid breach.

[Maximum Stock Loan Rate: % ] (14)

[Forward Price Reduction Dates	Forward Price Reduction Amounts
	$
	$	]	(15)

Regular Dividend Amounts:

[For any calendar quarter ending on or prior to [December 31, 20[ ]]:	$	[	]](16)
[For any calendar quarter ending after [December 31, 20[ ]:	$	[	]](17)

[Term: [Days][Months]](18):

Floor Price (Adjustable by Company during the [Issuance](19) [Forward Hedge](20) Selling Period, and in no event less than $1.00 per share): $ per share

(1)	Insert for a Transaction Notice that relates to an “Issuance.”

(2)	Insert for a Transaction Notice that relates to a “Forward.”

(3)	Insert for a Transaction Notice that relates to a “Forward.”

(4)	Insert for a Transaction Notice that relates to a “Forward.”

(5)	Insert for a Transaction Notice that relates to an “Issuance.”

(6)	Insert for a Transaction Notice that relates to a “Forward.”

(7)	Insert for a Transaction Notice that relates to an “Issuance.”

(8)	Insert for a Transaction Notice that relates to a “Forward.”

(9)	Insert for a Transaction Notice that relates to an “Issuance.”

(10)	Insert for a Transaction Notice that relates to a “Forward.”

(11)	Insert for a Transaction Notice that relates to a “Forward.”

(12)	Insert for a Transaction Notice that relates to a “Forward.”

(13)	Insert for a Transaction Notice that relates to a “Forward.”

(14)	Insert for a Transaction Notice that relates to a “Forward.”

(15)	Insert for a Transaction Notice that relates to a “Forward.”

(16)	Insert for a Transaction Notice that relates to a “Forward.”

(17)	Insert for a Transaction Notice that relates to a “Forward.”

(18)	Insert for a Transaction Notice that relates to a “Forward.”

(19)	Insert for a Transaction Notice that relates to an “Issuance.”

(20)	Insert for a Transaction Notice that relates to a “Forward.”

Very truly yours,

WELLTOWER INC.

By:
Name:
Title:

ACCEPTED as of the date
first above written

[SALES AGENT][FORWARD SELLER]

By:
Name:
Title:

[[FORWARD PURCHASER]

By:
Name:
Title:]

EXHIBIT B4

1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

2. The Operating Company is a validly existing [corporation] [limited liability company] in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

3. Each subsidiary listed on Annex A is a validly existing corporation, limited liability company or limited partnership in good standing under the laws of its jurisdiction of formation as set forth opposite its name on Annex A.

4. The Company has an authorized capitalization as set forth in the Prospectus. The shares of common stock, $1.00 par value per share, of the Company, with an aggregate offering price of up to $3,000,000,000 (the “Shares”) have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable in connection with any Forward Contract (the “Confirmation Shares”) have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of the applicable Forward Contract, will be validly issued, fully paid and nonassessable.

5. Each of the Company and the Operating Company has all requisite corporate power [or limited liability power, as applicable] to execute and deliver this Agreement, and the Company, to execute and deliver the Master Forward Confirmations and each Supplemental Confirmation and to perform its obligations thereunder. The execution and delivery by the Company and the Operating Company of this Agreement, and by the Company of the Master Forward Confirmations and the Supplemental Confirmations, have been duly authorized by all necessary corporate action. The Agreement and the Master Confirmations (assuming that they were entered into on the date hereof) have been duly executed and delivered by the Company and the Operating Company, and the Company, respectively.

6. The execution and delivery by the Company and the Operating Company of this Agreement, and by the Company of each Master Forward Confirmation and each Supplemental Confirmation, and the consummation of the transactions therein contemplated, including the offer and sale of the Shares and the Confirmation Shares and the performance by the Company and the Operating Company of their obligations under this Agreement, and the Company of its obligations under each Master Forward Confirmation and each Supplemental Confirmation, as applicable:

[4]	NTD: Use applicable bracketed language depending on whether opinion is pre- or post-Conversion.

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(i) do not and will not violate the Certificate of Incorporation or By-Laws of the Company or the [Certificate of Incorporation or the By-Laws][the Limited Liability Company Agreement] of the Operating Company;

(ii) based solely upon review of such agreements, do not and will not result in a breach or default under any agreement to which the Company is a party that is identified as material to the Company, Operating Company and their subsidiaries taken as a whole, which agreements are listed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021;

(iv) do not and will not (A) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law, rule or regulation of the State of New York or the United States of America applicable to the Company or the Operating Company that, in our experience, is generally applicable to transactions in the nature of those contemplated by this Agreement, (B) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of Delaware under, the Delaware General Corporation Law or (C) require any filing with or approval of any governmental authority or regulatory body of the United States of America under the Securities Act of 1933, as amended (the “Securities Act”), except for such filings or approvals as already have been made or obtained.

7. Insofar as the statements in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus under the captions “Descriptions of our Capital Stock—Common Stock” purport to summarize the documents referred to therein, such statements fairly present in all material respects the information required to be disclosed under the Securities Act and the rules and regulations of the Commission relating to registration statements on Form S-3 and prospectuses. The Shares and the Confirmation Shares conform in all material respects to the description thereof contained in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

8. The Company is not and, after giving effect to the sale of the Shares and the Confirmation Shares and the use of proceeds therefrom as described in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus, will not be an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). For purposes of this paragraph (8), the term “investment company” has the meanings ascribed to such term in the Investment Company Act.

I-2

EXHIBIT C

(a) The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 2011 through December 31, 2021;

(b) The Company’s organization and current and proposed method of operations, if continued, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2022 and each taxable year thereafter; and

(c) The discussion contained under the caption “Taxation” in the Company’s Annual Report on Form 10-K to the extent it constitutes matters of U.S. federal income tax law or legal conclusions relating thereto, and subject to the limitations, qualifications and assumptions set forth therein, fairly and accurately summarizes in all material respects the matters set forth therein.

I-1

Schedule A

Permitted Free Writing Prospectuses

None.

I-1

Schedule B

Sales Agent Compensation

The compensation to a Sales Agent, as an agent of the Company, for the sale of the shares shall not exceed 1.50% of the Sales Price of Issuance Shares sold during a Selling Period.

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Schedule C

Form of Master Forward Confirmation

I-1

Schedule D

Forward Hedge Selling Commission Rate

The Forward Hedge Selling Commission Rate means a rate mutually agreed to between the Company and a Forward Seller, not to exceed 1.50%.

I-2

ANNEX I

Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202

Bank of America, N.A. c/o BofA Securities, Inc. One Bryant Park New York, New York 10036	BofA Securities, Inc. One Bryant Park New York, New York 10036

The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	BNY Mellon Capital Markets, LLC 240 Greenwich Street New York, New York 10286

Barclays Bank PLC 5 The North Colonnade Canary Wharf, London E14 4BB	Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019

Bank of Montreal 55 Bloor Street West, 18th Floor Toronto, Ontario, M4W 1A5, Canada	BMO Capital Markets Corp. 151 W 42nd Street New York, New York 10036

BOK Financial Securities, Inc. 499 W. Sheridan Avenue, Suite 2500 Oklahoma City, Oklahoma 73102

BNP Paribas 787 Seventh Avenue New York, New York 1001	BNP Paribas Securities Corp. 787 Seventh Avenue New York, New York 1001

Capital One Securities, Inc. 201 St. Charles Ave, Suite 1830 New Orleans, Louisiana 70170
Citibank, N.A. 390 Greenwich Street New York, New York 10013	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

Comerica Securities, Inc. 3551 Hamlin Road MC 7476 Auburn Hills. Michigan 48326

Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as Agent 1301 Avenue of the Americas New York, New York 10019	Credit Agricole Securities (USA) Inc. 1301 Avenue of the Americas New York, New York 10019

Deutsche Bank AG, London Branch c/o Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005	Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005

I-1

Fifth Third Securities, Inc. 424 Church Street Nashville, TN 37219

Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282

Jefferies LLC 520 Madison Avenue New York, New York 10022	Jefferies LLC 520 Madison Avenue New York, New York 10022

JMP Securities LLC 600 Montgomery Street, Suite 1100 San Francisco, California 94111
JPMorgan Chase Bank, National Association 25 Bank Street Canary Wharf London E14 5JP United Kingdom	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179

KeyBanc Capital Markets Inc. 127 Public Square Cleveland, Ohio 44114	KeyBanc Capital Markets Inc. 127 Public Square Cleveland, Ohio 44114

Loop Capital Markets LLC 111 West Jackson Boulevard, Suite 1901 Chicago, Illinois 60604 USA

Mizuho Markets Americas LLC c/o Mizuho Securities USA LLC 1271 Avenue of the Americas New York, NY 10020	Mizuho Securities USA LLC 1271 Avenue of the Americas New York, NY 10020

Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036

MUFG Securities EMEA plc Ropemaker Place, 25 Ropemaker Street London, EC2Y 9AJ	MUFG Securities Americas Inc. 1221 Avenue of the Americas Inc. New York, New York 10020

Royal Bank of Canada c/o RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281	RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281

Regions Securities LLC 615 S College St, Suite 600 Charlotte, North Carolina 28202
The Bank of Nova Scotia 44 King Street West Central Mail Room Toronto, Ontario, Canada M5H 1H1	Scotia Capital (USA) Inc. 250 Vesey Street, 24th Floor New York, New York 10281

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SMBC Nikko Securities America, Inc. 277 Park Avenue New York, New York 10172

Synovus Securities, Inc. 800 Shades Creek Parkway, Suite 350 Birmingham, Alabama 35209

The Toronto-Dominion Bank TD Bank Tower Toronto-Dominion Centre Toronto, Ontario, MK5 1A2, Canada	TD Securities (USA) LLC 1 Vanderbilt Avenue New York, New York 10017

Truist Bank 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326	Truist Securities, Inc. 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326

Wells Fargo Bank, National Association 500 West 33rd Street New York, New York 10001	Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001

As Forward Purchasers	Sales Agents and Forward Sellers

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